                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                          Date of Report: July 11, 1998
                  Date of earliest reported event May 14, 1998

                             BLACKHAWK BANCORP, INC.

                                    WISCONSIN


      0-18599                                      39-1659424 (I.R.S. Employer
(Commission File No.)                                   Identification No.)

                                400 Broad Street
                                Beloit, WI 53511

                                 (608) 364-8911





                                                                              1.

Item     7. FINANCIAL STATEMENTS AND EXHIBITS
         (a) Financial Statements of Business Acquired
         Consolidated Balance Sheets as of March 31, 1998
         Consolidated Statements of Income for the years ended March 31, 1998 and March 31, 1997
         Consolidated Statements of Stockholder's Equity as of March 31, 1998 and December 31, 1997
         Consolidated Statements of Cash Flows for the years ended March 31, 1998 and March 31, 1997
         Notes to the Consolidated Financial Statements for the years ended March 31, 1998 and March 31, 1997.

         Consolidated Balance Sheets as of December 31, 1997
         Consolidated Statements of Income for the years ended December 31, 1997 and December 31, 1996
         Consolidated Statements of Stockholder's Equity as of December 31,
         1997 and December 31, 1996
         Consolidated Statements of Cash Flows for the years ended December 31, 1997 and December 31, 1996
         Notes to the Consolidated Financial Statements for the years ended December 31, 1997 and December 31, 1996

         Consolidated Balance Sheets as of December 31, 1996
         Consolidated Statements of Income for the years ended December 31, 1996 and December 31, 1995
         Consolidated Statements of Stockholder's Equity as of December 31,
         1996 and December 31, 1995
         Consolidated Statements of Cash Flows for the years ended December 31, 1996 and December 31, 1995
         Notes to the Consolidated Financial Statements for the years ended December 31, 1996 and December 31, 1995

         (b)   Pro Forma Financial Information
         Pro Forma Combining Balance Sheet as of March 31, 1996
         Pro Forma Combining Statement of Income for the Three Months Ended March 31, 1998
         Pro Forma Combining Statement of Income for the year ended
         December 31, 1997
         Notes to Pro Forma Combining Balance Sheet and Combining Statements of Income

         On May 7, 1998, Blackhawk Bancorp, Inc. ("Company") and First Financial Bancorp, Inc. ("First Financial") entered into an agreement where the Company agrees to purchase each of the outstanding shares of First Financial for $30.00 per share, subject to a floor of $29.00 or $12.6 million. First Financial is the parent company of First Federal Savings Bank.

         The following pro forma statements present both company's fiscal year-end of December 31, 1997 and the interim period of March 31, 1998.

                                                                              2.

                                    INDEX



                                                      Page
Financial Statements - Unaudited                      Number

     Consolidated Statement of Financial Condition
       as of March 31, 1998                             3

     Consolidated Statements of Income for the
       Three Months Ended March 31, 1998 and 1997       4

     Consolidated Statement of Stockholders' Equity
       for the Three Months Ended March 31, 1998        6

     Consolidated Statements of Cash Flows for the
       Three Months Ended March 31, 1998 and 1997       9

     Notes to Unaudited Consolidated Financial
       Statements                                      12





















                                                                              3.

     FIRST FINANCIAL BANCORP, INC. AND SUBSIDIARY
     CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
     ----------------------------------------------
                      (Unaudited)

                                                     March 31,
                                                       1998
ASSETS                                               ---------
Cash on hand and non-interest-bearing deposits       $     750
Interest-earning deposits                                2,386
                                                     ---------
        Total cash and cash equivalents                  3,136

Securities available for sale, at market value          17,519
Mortgage-backed securities available for sale,
        at market value                                  2,008
First mortgage loans held for sale                       2,960
Mortgage-backed securities held to maturity,
        at book value (fair market value $602)             618
Certificates of deposit held to maturity                 1,000
Loans receivable, net of allowance for losses of $542   50,077
Accrued interest receivable                                613
Premises and equipment                                   2,507
Investment in stock of Federal Home Loan Bank
        of Chicago, at cost                                910
Other assets                                               769
                                                     ---------
        Total Assets                                 $  82,117
                                                     =========
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Deposit accounts                                     $  67,146
Borrowings from FHLB                                     6,350
Advance payments by borrowers for taxes and insurance      275
Other liabilities                                          628
                                                     ---------
        Total Liabilities                               74,399
COMMITMENTS AND CONTINGENCIES (See footnotes)
STOCKHOLDER'S EQUITY
Common Stock - $0.10 par value, 1,500,000 shares
 authorized, 510,901 shares issued and 415,452
 shares outstanding                                         51
Additional paid in capital                               3,893
Retained earnings, substantially restricted              5,269
Treasury stock, at cost, 95,449 shares                  (1,525)
Common stock purchased by:
  Employee stock ownership plan                            (27)
  Management recognition and retention plans               (24)
Net unrealized loss on investment securities
 available for sale                                         81
                                                     ---------
        Total stockholder's equity                       7,718
                                                     ---------
        Total liabilities and stockholder's equity   $  82,117
                                                     =========

See accompanying notes to unaudited consolidated financial statements



                                                                              4.

     FIRST FINANCIAL BANCORP, INC. AND SUBSIDIARY
     CONSOLIDATED STATEMENTS OF INCOME
     ----------------------------------------------
                      (Unaudited)

                                     Three months ended March 31,
                                     ----------------------------
                                         1998            1997
                                     -------------   ------------
Interest income
   First mortgage loans              $         805   $      1,226
   Other loans                                 300            205
   Mortgage-backed securities                   36            152
   Investment securities                       272             90
   Interest-earning deposits                    49              7
                                     -------------   ------------
     Total interest income                   1,462          1,680
                                     -------------   ------------
Interest expense
   Deposit accounts                            711            732
   FHLB advances                               118            283
                                     -------------   ------------
     Total interest expense                    829          1,015
                                     -------------   ------------
     Net interest income                       633            665

Provision for loss on loans                     24             33
                                     -------------   ------------
Net income after provision for loss
   on loans                                    609            632
                                     -------------   ------------

Non-interest income
   Loan servicing fees and charges              34             50
   Service charge on deposit accounts           55             44
   Gain on sales of loan                        64              6
   Gain (loss) on sales of securities and
     mortgage-backed securities                 (2)            69
   Other                                        43             13
                                     -------------   ------------
     Total non-interest income                 194            182

Non-interest expense
   Compensation and benefits                   346            298
   Occupancy and equipment                      89             75
   Data processing                              19             42
   Loan origination and servicing               33             12
   Professional services                        44             27
   Advertising expenses                         27             29
   Other                                       141            108
                                     -------------   ------------
     Total non-interest expense                699            591
                                     -------------   ------------

See accompanying notes to unaudited consolidated financial statements



                                                                              5.

     FIRST FINANCIAL BANCORP, INC. AND SUBSIDIARY
     CONSOLIDATED STATEMENTS OF INCOME
     ----------------------------------------------
                      (Unaudited)
                      (Continued)

                                     Three months ended March 31,
                                     ---------------------------
                                         1998           1997
                                     -------------  ------------
     Income before income taxes      $         104  $        223

Income taxes                                    34            73
                                     -------------  ------------
     Net income                      $          70  $        150
                                     =============  ============

Basic earnings per share                     $0.17         $0.37
                                     =============  ============
Diluted earnings per share                   $0.17         $0.37
                                     =============  ============








See accompanying notes to unaudited consolidated financial statements




                                                                              6.

     FIRST FINANCIAL BANCORP, INC. AND SUBSIDIARY
     CONSOLIDATED STATEMENT OF STOCKHOLDER'S EQUITY
     ----------------------------------------------
      Three Months Ended March 31, 1998 (Unaudited)

                                       Additional
                               Common   Paid in   Retained
(Dollars in Thousands)         Stock    Capital   Earnings
                              --------  --------  --------
Balance December 31, 1997     $     51  $  3,864  $  5,199

Net income                           -         -         -
Other Comprehensive income,
 net of tax:
   Net change in unrealized
   gain on investment secur-
   ities available for sale,
   net of deferred income
   taxes of $4                       -         -         -
     Other comprehensive
      income                         -         -         -

Comprehensive income                 -         -         -

Release of earned ESOP
shares, 1,695 shares                 -        29         -

Amortization of unearned
stock awards                         -         -         -

Purchase of treasury stock,
1,000 shares, at cost                -         -         -

Net change in unrealized
gain on investment secur-
ities available for sale,
net of deferred income
taxes of $4                          -         -         -
                              --------  --------  --------
Balance March 31, 1998        $     51  $  3,893  $  5,269
                              ========  ========  ========




See accompanying notes to unaudited consolidated financial statements



                                                                              7.

     FIRST FINANCIAL BANCORP, INC. AND SUBSIDIARY
     CONSOLIDATED STATEMENT OF STOCKHOLDER'S EQUITY
     ----------------------------------------------
      Three Months Ended March 31, 1998 (Unaudited)
                    (Continued)

                                                  Unearned
                              Treasury  Unearned   Stock
(Dollars in Thousands)         Stock      ESOP     Awards
                              --------  --------  --------
Balance December 31, 1997     $ (1,505) $    (41) $    (25)

Net income                           -         -         -
Other Comprehensive income,
 net of tax:
   Net change in unrealized
   gain on investment secur-
   ities available for sale,
   net of deferred income
   taxes of $4                       -         -         -
     Other comprehensive
      income                         -         -         -

Comprehensive income                 -         -         -

Release of earned ESOP
shares, 1,695 shares                 -        14         -

Amortization of unearned
stock awards                         -         -         1

Purchase of treasury stock,
1,000 shares, at cost              (20)        -         -

Net change in unrealized
gain on investment secur-
ities available for sale,
net of deferred income
taxes of $4                          -         -         -
                              --------   -------  --------
Balance March 31, 1998        $ (1,525)  $   (27) $    (24)
                              ========   =======  ========










See accompanying notes to unaudited consolidated financial statements


                                                                              8.

     FIRST FINANCIAL BANCORP, INC. AND SUBSIDIARY
     CONSOLIDATED STATEMENT OF STOCKHOLDER'S EQUITY
     ----------------------------------------------
     Three Months Ended March 31, 1998 (Unaudited)
                      (Continued)

                            Accumulated
                               Other
                           Comprehensive
(Dollars in Thousands)         Income     Total
                              --------  --------
Balance December 31, 1997     $     88  $  7,631

Net income                           -        70
Other Comprehensive income,
 net of tax:
   Net change in unrealized
   gain on investment secur-
   ities available for sale,
   net of deferred income
   taxes of $4                      (7)       (7)
     Other comprehensive                 -------
      income                                  (7)
                                         -------
Comprehensive income                          63

Release of earned ESOP
shares, 1,695 shares                 -        43

Amortization of unearned
stock awards                         -         1

Purchase of treasury stock,
1,000 shares, at cost                -       (20)


                              --------  --------
Balance March 31, 1998        $     81  $  7,718
                              ========  ========





See notes to accompanying unaudited consolidated financial statements


                                                                              9.

     FIRST FINANCIAL BANCORP, INC. AND SUBSIDIARY
     CONSOLIDATED STATEMENTS OF CASH FLOWS
     ----------------------------------------------
                     (Unaudited)

                                     Three months ended March 31,
                                     ---------------------------
                                         1998           1997
                                     -------------   -----------
CASH FLOWS FROM OPERATING ACTIVITIES
 Net income                                $    70       $   150
  Adjustments to reconcile net cash
   provided by (used in) operating
   activities:
    Amortization of:
      Premiums, discounts and deferred
       fees on loans, mortgage-backed
       and investment securities               (10)           15
      Net excess servicing fees and
       originated mortgage servicing
       rights                                   25             3
      Management recognition and
       retention plans                           1             -
      Employee stock ownership plan             43            33
    Provision for losses on loans and
     foreclosed real estate                     24            33
    (Gain)Loss on sale of:
      Loans                                    (64)           (6)
      Investment and mortgage-backed
      securities                                 2           (69)
    Depreciation of premises and
     equipment                                  38            34
    Originations of loans held for sale,
     net of origination fees and
     principal collected                    (8,906)         (438)
    Proceeds from sales of loans held
     for sale                                8,273           441
    Net cash flows due to other changes in:
      Accrued interest receivable              (87)          (31)
      Other assets                             278           143
      Other liabilities                         30            73
                                           -------       -------
     Net cash (used in) provided by
       operating activities                   (283)          381

CASH FLOWS FROM INVESTING ACTIVITIES
   Loan originations, net of principal
    collected on loans                       2,379         1,242
   Purchases of:
     Loan participations                      (311)            -
     Mortgage-backed securities available
      for sale                                (475)            -

See accompanying notes to unaudited consolidated financial statements




                                                                             10.

     FIRST FINANCIAL BANCORP, INC. AND SUBSIDIARY
     CONSOLIDATED STATEMENTS OF CASH FLOWS (Continued)
     -------------------------------------------------
                        (Unaudited)

                                     Three months ended March 31,
                                     ---------------------------
(Dollars in Thousands)                   1998           1997
                                     -------------   -----------
CASH FLOWS FROM INVESTING ACTIVITIES (continued)

   Proceeds from:
     Securities available for sale          (6,258)         (502)
     Certificates of deposit held to
      maturity                                (100)            -
     Sales of securities available for
      sale                                   1,000             -
     Maturities, calls and redemptions of
      securities available for sale          2,250           516
     Maturities of certificates of deposit
      held to maturity                       1,199             -
   Principal collected on mortgage-backed
    securities and collateralized mortgage
    obligations                                331           176
   Purchases of premises and equipment        (654)          (50)
                                           -------       -------
      Net cash (used in) provided by
       investing activities                   (639)        1,382

CASH FLOWS FROM FINANCING ACTIVITIES
   Net (decrease)increase in deposit
    accounts                                  (404)        1,955
   Net decrease in advances from the
    FHLB of Chicago                           (350)       (3,500)
   Repurchases of common stock                 (20)         (150)
   Net increase (decrease) in advance
    payments by borrowers for taxes
    and insurance                               73           185
                                           -------       -------
      Net cash (used in) provided by
       financing activities                   (701)       (1,510)
                                           -------       -------
Net (decrease) increase in cash
 cash equivalents                           (1,623)          253
Cash and equivalents at beginning of period  4,759         1,652
                                           -------       -------
Cash and equivalents at end of period      $ 3,136       $ 1,905
                                           =======       =======





See Accompanying Notes to Unaudited Consolidated Financial
Statements

                                                                             11.

     FIRST FINANCIAL BANCORP, INC. AND SUBSIDIARY
     CONSOLIDATED STATEMENTS OF CASH FLOWS (Continued)
     -------------------------------------------------
                      (Unaudited)

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

   Cash paid (received) for:
     Interest                              $   813       $   928
     Income taxes                                -          (118)
   Noncash items
     Transfer of portfolio loans to REO          -           122
     Transfer of loans for sale to portfolio    46             -









See accompanying notes to unaudited consolidated financial statements

                                                                             12.

                  FIRST FINANCIAL BANCORP, INC. AND SUBSIDIARY
              Notes to Unaudited Consolidated Financial Statements
                             March 31, 1998 and 1997


(1)  Basis of Presentation

The accompanying unaudited consolidated financial statements have been prepared in accordance with generally accepted accounting principles (GAAP) for interim financial information and with the instructions to Form 10-QSB and Item 310 of Regulation S-B. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, all adjustments (consisting of only normal recurring accruals) necessary for a fair comparison have been included.

The results of operations and other data for the interim periods are not necessarily indicative of results that may be expected for the entire fiscal year ending December 31, 1998.

The unaudited consolidated financial statements consist of the statement of financial condition as of March 31, 1998, the statements of income for the three months ended March 31, 1998 and 1997, the statement of stockholders' equity for the three months ended March 31, 1998, and the statements of cash flows for the three months ended March 31, 1998 and 1997, which include the accounts of First Financial Bancorp, Inc. (the "Company") and its wholly-owned subsidiary, First Federal Savings Bank (the "Bank") and the Bank's wholly-owned subsidiary, First Financial Services of Belvidere Illinois, Inc., for the three months ended March 31, 1998 and 1997. All material intercompany accounts and transactions have been eliminated in consolidation.


(2) Subsequent Event

First Financial Bancorp, Inc. entered into a merger agreement with Blackhawk Bancorp, Inc. of Beloit, Wisconsin on May 7, 1998. The merger is structured as a cash transaction with Blackhawk paying $30.00 per share for each First Financial share of common stock, subject to adjustment to $29.00 per share under certain circumstances. The completion of the transaction is subject to approval of First Financial shareholders and regulatory authorities, among other conditions.


(3) Earnings Per Share

Basic earnings per share information for the three months ended March 31, 1998 and 1997 is based on the weighted average number of common shares outstanding during the respective periods of 407,654 and 400,067. The Bank's ESOP held 5,088 unallocated shares as of March 31, 1998, and the Recognition and Retention Plans held 3,043 unallocated shares. Diluted earnings per share shows the dilutive effect of additional common shares issuable under stock options and the effect of unearned stock awards.

(4)  Comprehensive Income

Under a new accounting standard (see Footnote 6), comprehensive income is now reported for all periods. Comprehensive income includes both net income and other comprehensive income. Other comprehensive income includes the change in unrealized gains and

                                                                             13.

losses on securities available for sale, foreign currency translation adjustments, and additional minimum pension liability adjustments. The following table details reclassification adjustments within other comprehensive income:

                                   Three Months Ended
                                        March 31,
                                   -------------------
                                     1998       1997
                                   --------   --------

Net Income                         $     70   $    150
Other Comprehensive income, net
 of tax:
   Unrealized gains/(losses)
    arising during period                (9)       (20)
   Less: reclassification
    adjustment for accumulated
    gains/(losses) included in
    net income                            2        (69)
                                   --------   --------
      Unrealized gains/(losses) on
       securities                        (7)       (89)
                                   --------   --------
Comprehensive income                     63         61
                                   ========   ========

(5) Commitments and Contingencies

Commitments to originate mortgage loans at March 31, 1998 were $0.6 million, all of which were fixed rate loans with rates of 6.875% to 7.625%. The Company had commitments to sell mortgage loans totaling $7.1 million at March 31, 1998. As of March 31, 1998 remaining balances in loans sold under recourse agreements totaled $1.1 million while unused adjustable rate lines of credit and unused credit card lines totaled $3.7 and $1.8 million, respectively. Commitments to fund commercial, commercial real estate, and multifamily loan participations totaled $1.0 million.

The Bank has pledged certain mortgage-backed securities and U.S. agency securities worth $6.4 million at March 31, 1998 as collateral for deposits in excess of federal deposit insurance limitations.



(6) New accounting standards

Effective for fiscal years beginning after December 15, 1997, a new accounting standard (SFAS 130), comprehensive income is now reported for all periods. Comprehensive income includes both net income and other comprehensive income. Other comprehensive income includes the change in unrealized gains and losses on securities available-for-sale. Comprehensive income has been disclosed in the statement of shareholder's equity.

Effective for fiscal years beginning after December 15, 1997, a new accounting standard (SFAS 131), establishes standards for the way the public enterprises report information about operating segments in interim financial reports issued to shareholders. This standard will have no impact on the Company.

                                                                             14.

                          FIRST FINANCIAL BANCORP, INC.
                        CONSOLIDATED FINANCIAL STATEMENTS
                                December 31, 1997


                                    CONTENTS



FINANCIAL STATEMENTS

     AUDITOR'S REPORT........................................

     CONSOLIDATED STATEMENT OF FINANCIAL CONDITION ..........   16

     CONSOLIDATED STATEMENTS OF INCOME ......................   17

     CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY ........   18

     CONSOLIDATED STATEMENTS OF CASH FLOWS ..................   19

     NOTES TO CONSOLIDATED FINANCIAL STATEMENTS .............   21





                                                                             15.

                          FIRST FINANCIAL BANCORP, INC.
                 CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
                                December 31, 1997
                    (In thousands, except per share amounts)



ASSETS
Cash on hand and non-interest-earning deposits                             $       629
Interest-earning deposits                                                        4,130
                                                                           -----------
     Total cash and cash equivalents                                             4,759

Securities available-for-sale                                                   14,507
Mortgage-backed securities available-for-sale                                    1,625
First mortgage loans held for sale                                               2,352
Mortgage-backed securities held-to-maturity (fair value $835)                      864
Certificates of deposit                                                          2,099
Loans receivable, net of allowance for losses of $531                           52,120
Accrued interest receivable                                                        526
Premises and equipment                                                           1,891
Federal Home Loan Bank stock                                                       910
Other assets                                                                     1,029
                                                                           -----------
     Total assets                                                          $    82,682
                                                                           ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
     Deposit accounts                                                      $    67,550
     Advances from the Federal Home Loan Bank                                    6,700
     Advance payments by borrowers for taxes and insurance                         202
     Other liabilities                                                             599
                                                                           -----------
         Total liabilities                                                      75,051

Stockholders' equity
     Common stock - $0.10 par value, 1,500,000 shares authorized,
       509,848 shares issued                                                        51
     Additional paid-in capital                                                  3,864
     Retained earnings                                                           5,199
     Treasury stock, at cost, 94,449 shares                                     (1,505)
     Unearned employee stock ownership plan shares                                 (41)
     Unearned stock awards                                                         (25)
     Net unrealized gain on securities available-for-sale,
       net of income taxes of $44                                                   88
                                                                           -----------
         Total stockholders' equity                                              7,631
                                                                           -----------

              Total liabilities and stockholders' equity                   $    82,682
                                                                           ===========

                                                                             16.

                          FIRST FINANCIAL BANCORP, INC.
                        CONSOLIDATED STATEMENTS OF INCOME
                     Years ended December 31, 1997 and 1996
                    (In thousands, except per share amounts)


                                                                     1997         1996
Interest income                                                      ----         ----
     First mortgage loans                                         $   4,095     $  4,548
     Other loans                                                        996          698
     Securities                                                         711          496
     Mortgage-backed securities                                         368          620
     Interest-earning deposits                                          168           41
                                                                  ---------     --------
         Total interest income                                        6,338        6,403
                                                                  ---------     --------

Interest expense
     Deposit accounts                                                 2,997        2,965
     FHLB advances                                                      754          802
                                                                  ---------     --------
         Total interest expense                                       3,751        3,767
                                                                  ---------     --------


NET INTEREST INCOME                                                   2,587        2,636

Provision for loan losses                                                88          182
                                                                  ---------     --------


NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES                   2,499        2,454
                                                                  ---------     --------

Noninterest income
     Loan servicing fees and charges                                    209          198
     Service charge on deposit accounts                                 208          173
     Gain (loss) on sales of loans                                      (24)          87
     Loss on sale of securities                                        (171)        (415)
     Other                                                               69           49
                                                                  ---------     --------
         Total noninterest income                                       291           92

Noninterest expense
     Compensation and benefits                                        1,270        1,117
     Occupancy and equipment                                            307          263
     Data processing                                                    250          162
     Federal deposit insurance premiums                                  34          574
     Loan origination and servicing                                      71          142
     Professional fees                                                  100           94
     Marketing and promotion                                            101           56
     Other                                                              485          398
                                                                  ---------     --------
         Total noninterest expense                                    2,618        2,806
                                                                  ---------     --------


INCOME (LOSS) BEFORE INCOME TAXES                                       172         (260)

Provision (benefit) for income taxes                                     48         (102)
                                                                  ---------     --------


NET INCOME (LOSS)                                                 $     124     $   (158)
                                                                  =========     ========

Basic earnings (loss) per share                                   $     .31     $   (.36)
                                                                  =========     ========
Diluted earnings (loss) per share                                 $     .30     $   (.36)
                                                                  =========     ========




                                                                             17.

                          FIRST FINANCIAL BANCORP, INC.
                 CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
                     Years ended December 31, 1997 and 1996
                    (In thousands, except per share amounts)



                                                                                                 Net
                                                                                               Loss on
                                      Additional                        Unearned   Unearned  Securities
                             Common     Paid-in   Retained   Treasury     ESOP       Stock   Available-
                              Stock     Capital   Earnings     Stock     Shares     Awards    for-Sale     Total
                              -----     -------   --------     -----     ------     ------    --------     -----
Balance
  January 1, 1996           $     50   $  3,677   $  5,233   $   (460)  $   (149)  $   (31)   $  (448)   $ 7,872

Net loss                           -          -       (158)         -          -         -          -       (158)

Amortization of RRPs               -          -          -          -          -         5          -          5

Exercise of stock
  options, 8,512 shares            1         67          -          -          -         -          -         68

Release of earned ESOP
  shares, 6,780 shares             -         53          -          -         54         -          -        107

Purchase of treasury stock,
  55,532 shares                    -          -          -       (890)         -         -          -       (890)

Increase in fair value
  of securities available-
  for-sale net of income
  taxes of $166                    -          -          -          -          -         -        321        321
                            --------   --------   --------   --------   --------   -------    -------    -------


Balance at
  December 31, 1996               51      3,797      5,075     (1,350)       (95)      (26)      (127)     7,325

Net income                         -          -        124          -          -         -          -        124

Amortization of RRPs               -          -          -          -          -         1          -          1

Exercise of stock
  options, 250 shares              -          7          -          -          -         -          -          7

Release of earned ESOP
  shares, 6,780 shares             -         60          -          -         54         -          -        114

Purchase of treasury stock,
  9,727 shares                     -          -          -       (155)         -         -          -       (155)

Increase in fair value
  of securities available-
  for-sale net of income
  taxes of $113                    -          -          -          -          -         -        215        215
                            --------   --------   --------   --------   --------   -------    -------    -------


Balance at
  December 31, 1997         $     51   $  3,864   $  5,199   $ (1,505)  $    (41)  $   (25)   $    88    $ 7,631
                            ========   ========   ========   ========   ========   =======    =======    =======

                                                                             18.

                          FIRST FINANCIAL BANCORP, INC.
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                     Years ended December 31, 1997 and 1996
                                 (In thousands)

                                                                               1997           1996
                                                                               ----           ----
CASH FLOWS FROM OPERATING ACTIVITIES
     Net income (loss)                                                    $       124    $      (158)
     Adjustments to reconcile net income (loss) to net
       cash provided by (used in) operating activities
         Amortization of:
              Premiums, discounts, and deferred fees on
                loans and securities                                               13             25
              Net excess servicing fees and originated
                mortgage servicing rights                                          34             32
              Stock award plans                                                     1              5
              Employee stock ownership plan                                       114            107
         Provision for losses on loans                                             88            182
         (Gain) loss on sale of:
              Loans                                                                24            (87)
              Securities                                                          171            415
              Premises and equipment                                                -             10
         Depreciation of premises and equipment                                   138            114
         Originations of loans held for sale, net of
           origination fees and principal collected                           (12,188)        (6,532)
         Proceeds from sales of loans held for sale                             9,929          6,939
         Change in:
              Deferred income tax                                                  22            (14)
              Accrued interest receivable                                          (9)           (64)
              Other assets                                                        (67)          (364)
              Other liabilities                                                    15             38
                                                                          -----------    -----------
                  Net cash (used in) provided by operations                    (1,591)           648
                                                                          ------------   -----------

CASH FLOWS FROM INVESTING ACTIVITIES
     Loan originations net of principal collected on loans                      3,678        (16,374)
     Purchases of:
         Loan participations                                                   (2,176)        (7,763)
         Mortgage-backed securities available-for-sale                              -         (1,753)
         Securities available-for-sale                                        (15,746)        (4,900)
         Certificates of deposit                                               (3,098)             -
         Federal Home Loan Bank Stock                                               -           (667)
     Proceeds from:
         Sales of loans                                                        19,685              -
         Sales of securities available-for-sale                                   166          3,744
         Sales of mortgage-backed securities available-for-sale                 6,954              -
         Maturities and calls of securities available-for-sale                  6,050          6,050
         Maturities and calls of securities held-to-maturity                       75            200
         Maturities of certificates of deposit                                    999              -

                                   (Continued)

                                                                             19.

                          FIRST FINANCIAL BANCORP, INC.
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                     Years ended December 31, 1997 and 1996
                                 (In thousands)



                                                                              1997           1996
                                                                              ----           ----
CASH FLOWS FROM INVESTING ACTIVITIES (continued)
         Sales of Federal Home Loan Bank stock                           $       238    $         -
         Sales of REO                                                            122              -
     Principal collected on mortgage-backed securities and
       collateralized mortgage obligations                                       717          1,303
     Purchases of premises and equipment                                        (643)          (709)
                                                                         -----------    -----------
         Net cash provided by (used in) investing activities                  17,021        (20,869)
                                                                         -----------    -----------

CASH FLOWS FROM FINANCING ACTIVITIES
     Net increase (decrease) in deposit accounts                               1,712           (392)
     Net (decrease) increase in advances from the
       Federal Home Loan Bank                                                (13,750)        20,450
     Issuance of common stock                                                      7             68
     Repurchases of common stock                                                (155)          (890)
     Net (decrease) increase in advance payments by borrowers
       for taxes and insurance                                                  (137)            79
                                                                         -----------    -----------
         Net cash provided by (used in) financing activities                 (12,323)        19,315
                                                                         -----------    -----------

Net increase (decrease) in cash                                                3,107           (906)

Cash and cash equivalents at beginning of year                                 1,652          2,558
                                                                         -----------    -----------

CASH AND CASH EQUIVALENTS AT END OF YEAR                                 $     4,759    $     1,652
                                                                         ===========    ===========

Supplemental disclosures of cash flow information
     Cash paid for:
         Interest                                                        $     3,837    $     3,679
         Income taxes (refunded)                                                (179)            70

     Noncash items
         Transfer of held for sale loans to portfolio                              -             41
         Transfer of portfolio loans to REO                                      122              -


          See accompanying notes to consolidated financial statements.


                                                                             20.

                          FIRST FINANCIAL BANCORP, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           December 31, 1997 and 1996


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a description of the significant accounting policies used by First Financial Bancorp, Inc. (Company) in the preparation of the accompanying consolidated financial statements.

Description of the Business: First Financial Bancorp, Inc. is the holding company for its wholly-owned subsidiary, First Federal Savings Bank (Bank), a federally chartered stock savings bank, and its principal business is the operation of the Bank.

The Bank's operations consist principally of originating and servicing residential first mortgage loans secured by properties in northern Illinois from its facilities in Belvidere and Rockford, Illinois. In addition, the Bank provides consumer and commercial banking services. The Bank also offers brokerage and insurance services through its wholly-owned subsidiary, First Financial Services of Belvidere, Illinois, Inc. Substantially all of the Bank's income and assets are derived from these activities, conducted primarily with customers located in northern Illinois.

Principles of Consolidation: The accompanying consolidated financial statements include the accounts of the Company and the accounts of the Bank and its wholly-owned subsidiary. All significant intercompany transactions and balances have been eliminated in consolidation.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The collectibility of loans, fair values of financial instruments, and status of contingencies are particularly subject to change.

Cash and Cash Equivalents: For the purpose of the statement of cash flows, cash and cash equivalents include cash on hand, amounts due from banks, and interest earning-deposits with original maturities of three months or less. Net cash flows are reported for customer loan and deposit transactions and interest-bearing deposits with other banks.

Securities: Securities are classified as held-to-maturity when the Company has the positive intent and management has the ability to hold those securities to maturity. Accordingly, they are stated at cost, adjusted for amortization of premiums and accretion of discounts. All other securities are classified as available-for-sale since the Company may decide to sell those securities in response to changes in market interest rates, liquidity needs, changes in yields or alternative investments, and for other reasons. These securities are carried at fair value with unrealized gains and losses charged or credited, net of income taxes, to a valuation allowance included as a separate component of stockholders' equity. Realized gains and losses on disposition are based on the net proceeds and the adjusted carrying amounts of the securities sold, using the specific identification method.

                                  (Continued)

                                                                             21.

                          FIRST FINANCIAL BANCORP, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           December 31, 1997 and 1996


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Loans Held for Sale: Loans held for sale are reported at the lower of cost, less applicable deferred loan fees, or estimated fair value in the aggregate.

Loans Receivable, Net: Loans receivable, net are reported at the principal balance outstanding, net of deferred loan fees and costs, loans in process, the allowance for loan losses, unearned discounts, and charge-offs.

Loan fees and certain direct origination costs are deferred, and the net deferred fee or cost is recognized as an adjustment to yield using the level-yield method over the life of the loans.

Allowance for Loan Losses: The allowance for loan losses is a valuation allowance, increased by the provision for loan losses and decreased by charge-offs less recoveries. Management estimates the allowance balance required based on past loan loss experience, known and inherent risks in the portfolio, information about specific borrower situations and estimated collateral values, economic conditions, and other factors. Because of uncertainties inherent in the estimation process, management's estimation of credit losses inherent in the loan portfolio and the related allowance may change materially in the near term. Allocations of the allowance may be made for specific loans, but the entire allowance is available for any loans that, in management's judgment, should be charged-off.

Loan impairment is determined when full payment under the loan term is not expected. Impairment is evaluated in total for smaller-balance loans of similar nature such as the Company's residential mortgage, consumer, and credit card loans and on an individual loan basis for other loans. If a loan is impaired, a portion of the allowance is allocated so that the loan is reported, net, at the present value of estimated future cash flows using the loan's existing rate, or loan's market price or the fair value of the collateral, if the loan is collateral dependent. Loans are evaluated for impairment when payments are delayed, typically 90 days or more, or when the internal grading system indicates a doubtful classification.

Premises and Equipment: Land is carried at cost. Bank premises, furniture, and equipment are reported net of accumulated depreciation. Depreciation is recorded on the straight-line and accelerated methods over the estimated useful lives of the related assets.

Mortgage Servicing Rights: The Company allocates the cost of mortgage servicing rights (MSR) on mortgages originated which have been sold. The allocation of the total cost of the mortgages to MSR and the mortgages (without MSR) is based upon their relative fair values. Servicing rights are then expensed in proportion to, and over the period of, estimated net servicing revenues. Impairment is evaluated based upon the fair value of the rights. Any impairment is reported as a valuation allowance.

                                   (Continued)

                                                                             22.

                          FIRST FINANCIAL BANCORP, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           December 31, 1997 and 1996


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

When participating interest in mortgages sold have an average contractual interest rate, adjusted for normal servicing fees, that differs from the agreed yield to the purchaser, gains or losses are recognized equal to the present value of such differential over the estimated remaining life of such loans. The resulting excess "servicing fee receivable" or "deferred servicing revenue" is amortized in proportion to and over the period of estimated net servicing income.

Employee Stock Ownership Plan (ESOP): Unearned ESOP shares are reported as a reduction of stockholders' equity in the consolidated statements of financial condition. As ESOP shares are committed to be released, unearned ESOP shares are credited, and compensation is charged, and the amount of the charge is based on fair values of the committed-to-be-released shares. For purposes of computing net income per share, ESOP shares that have been committed to be released are considered outstanding.

Income Taxes: The provision for income taxes is based on an asset and liability approach. The asset and liability approach requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of temporary differences between the carrying amounts and the tax bases of assets and liabilities.

Earnings Per Share: The Company adopted Statement of Accounting Financial Standards (SFAS) No. 128, "Earnings per Share", as of December 31, 1997. Basic and diluted earnings per share are computed under this standard for the year ended December 31, 1997. All prior amounts have been restated to be comparable. Basic earnings per share is based on net income divided by the weighted average number of shares outstanding during the period. Diluted earnings per share shows the dilutive effect of additional common shares issuable under stock options and the effect of unearned stock awards.


NOTE 2 - SECURITIES

The amortized cost and fair value of securities available-for-sale are as follows at December 31, 1997:

                                             Amortized    Unrealized   Unrealized       Fair
         (Dollars in thousands)                Cost          Gains       Losses         Value
                                               ----          -----       ------         -----
                  U.S. Treasury            $     2,241     $      4     $      -     $     2,245
         U.S. Agency                             8,556           20           26           8,550
         Equity                                    302          150            -             452
         Corporate                               1,782            1            -           1,783
         Commercial paper                        1,478            -            1           1,477
                                           -----------     --------     --------     -----------

                                           $    14,359     $    175     $     27     $    14,507
                                           ===========     ========     ========     ===========


                                  (Continued)

                                                                             23.

                          FIRST FINANCIAL BANCORP, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           December 31, 1997 and 1996


NOTE 2 - SECURITIES (Continued)

Contractual maturities of debt securities at December 31, 1997 were as follows. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                       Securities
                                                ----Available-for-Sale-----
                                                    ------------------
                                                 Amortized        Fair
         (Dollars in thousands)                    Cost           Value
                                                   ----           -----
         Due in one year or less                $    8,170     $     8,173
         Due from one to five years                  4,281           4,272
         Due from five to ten years                    401             402
         Due after ten years                         1,205           1,208
         Equity securities                             302             452
                                                ----------     -----------

                                                $   14,359     $    14,507
                                                ==========     ===========

Proceeds from sales of securities available-for-sale during 1997 and 1996 were $166,000 and $3,744,000. These sales resulted in gross gains of $69,000 in 1997 and gross losses of $415,000 in 1996.

Securities with an amortized cost of $7,492,000 at December 31, 1997 were pledged to secure certain deposit accounts in excess of federal deposit insurance limits and other purposes.


NOTE 3 - MORTGAGE-BACKED SECURITIES

The amortized cost and fair value of mortgage-backed securities available-for sale and held to maturity are as follows at December 31, 1997:

                                                     Amortized    Unrealized   Unrealized       Fair
     (Dollars in thousands)                            Cost          Gains       Losses         Value
                                                       ----          -----       ------         -----
     Available-for-sale
         GNMA                                        $   1,641    $       9    $      25    $   1,625
                                                     =========    =========    =========    =========

     Held-to-maturity
         FNMA                                        $     242    $       -    $       6    $     236
         Collateralized mortgage obligations               622            -           23          599
                                                     ---------    ---------    ---------    ---------

                                                     $     864    $       -    $      29    $     835
                                                     =========    =========    =========    =========


                                  (Continued)

                                                                             24.

                          FIRST FINANCIAL BANCORP, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           December 31, 1997 and 1996


NOTE 3 - MORTGAGE-BACKED SECURITIES (Continued)

Proceeds from sales of mortgage-backed securities and collateralized mortgage obligations available-for-sale during 1997 were $6,954,000 which resulted in gross losses of $240,000.

The carrying amount of mortgage-backed and related securities are net of unamortized premiums of $64,000 at December 31, 1997.

Mortgage-backed securities with an amortized cost of $703,000 were pledged to secure certain deposit accounts in excess of federal deposit insurance limits and for other purposes.


NOTE 4 - LOANS RECEIVABLE, NET

Loans receivable at December 31, 1997 are summarized as follows (dollars in thousands):

         First mortgage loans
              One-to-four-family residential                              $    32,735
              Other                                                             7,451
                                                                          -----------
                  Total first mortgage loans                                   40,186

         Home equity lines of credit                                            4,300
         Auto loans                                                             2,442
         Second mortgages                                                       1,249
         Credit card receivables                                                  754
         Other consumer loans                                                   2,309
         Commercial loans                                                       1,470
                                                                          -----------
              Total loans receivable                                           52,710

                  Less:
                      Allowance for loan losses                                   531
                      Unearned discounts, premiums, and deferred
                        loan origination fees, net                                 59
                                                                          -----------
                                                                                  590
                                                                          -----------

                                                                          $    52,120
                                                                          ===========

At December 31, 1997, the Company has no loans that were classified as impaired. The principal balance of loans for which the accrual of interest had been discontinued totaled $825,000.

                                  (Continued)

                                                                             25.

                          FIRST FINANCIAL BANCORP, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           December 31, 1997 and 1996


NOTE 4 - LOANS RECEIVABLE, NET (Continued)

Activity in the allowance for loan losses for the years ended December 31 is summarized as follows:

         (Dollars in thousands)                                1997       1996
                                                               ----       ----
         Allowance for loan losses
              Balance at beginning of year                   $   468    $   330
              Provision charged to income                         88        182
              Loan charge-offs                                   (27)       (44)
              Loan recoveries                                      2          -
                                                             -------    -------

                  Balance at end of year                     $   531    $   468
                                                             =======    =======

Loans are made, in the normal course of business, to executive officers and directors of the Company. The terms of these loans, including interest rates and collateral, are similar to those prevailing for comparable transactions and management believes these loans do not involve more than the normal risk of collectibility.
Loans outstanding to related parties at December 31, 1997 total $229,000.


NOTE 5 - SECONDARY MORTGAGE MARKET OPERATIONS

The Company's financial data with respect to its secondary mortgage market operations at and for the years ended December 31 is summarized as follows:

         (Dollars in thousands)                                   1997       1996
                                                                  ----       ----
         Revenues (direct)
              Gain (loss) on sales of loans                     $   (24)   $    87
              Servicing fees on loans sold                          171        150
                                                                -------    -------

                                                                $   147    $   237
                                                                =======    =======
         Identifiable expenses (direct)
              Amortization of mortgage servicing rights         $    34    $    32
              Servicing fees on loans sold                            1          1
                                                                -------    -------

                                                                $    35    $    33
                                                                =======    =======
         Identifiable assets (direct)
              Mortgage servicing rights                         $   228    $   102
              Valuation allowance on MSR                            (16)       (15)
                                                                -------    -------

                                                                $   212    $    87
                                                                =======    =======


                                  (Continued)


                                                                             26.

                          FIRST FINANCIAL BANCORP, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           December 31, 1997 and 1996


NOTE 5 - SECONDARY MORTGAGE MARKET OPERATIONS (Continued)

Mortgage loans serviced for others are not included in the accompanying consolidated statement of financial condition. Mortgage loans serviced are primarily for Federal Home Loan Mortgage Corporation and Federal National Mortgage Association. The unpaid principal balances on these loans at December 31 are summarized as follows:

         (Dollars in thousands)                              1997           1996
                                                             ----           ----
         Sold with recourse                              $    1,234     $     1,583
         Sold without recourse                               68,006          51,019
                                                         ----------     -----------

                                                         $   69,240     $    52,602
                                                         ==========     ===========

Custodial escrow balances maintained in connection with the foregoing loan servicing were $1,429,000 and $533,000 at December 31, 1997 and 1996, respectively.

Activity in net mortgage servicing rights for the year ended December 31 is summarized as follows:

         (Dollars in thousands)                             1997           1996
                                                            ----           ----
         Net balance at beginning of year                $       87     $        88
         Additions                                              159              31
         Amortization                                           (24)            (17)
         Sales                                                   (9)              -
         Provision for impairment                                (1)            (15)
                                                         ----------     -----------

                                                         $      212     $        87
                                                         ==========     ===========


NOTE 6 - PREMISES AND EQUIPMENT

Premises and equipment at December 31, 1997 are summarized as follows (dollars in thousands):

                         Land                                                     $    684
                         Office buildings and improvements                             591
                         Furniture, fixtures and equipment                           1,018
                         Facility under construction                                   559
                                                                                  --------
                                                                                     2,852
                         Less accumulated depreciation                                 961
                                                                                  --------
                                                                                  $  1,891
                                                                                  ========


                                   (Continued)

                                                                             27.

                          FIRST FINANCIAL BANCORP, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           December 31, 1997 and 1996


NOTE 7 - DEPOSIT ACCOUNTS

Deposit accounts at December 31, 1997 are summarized as follows (dollars in thousands):

                  Non-interest-bearing demand deposit accounts            $     4,371
                  Interest-bearing demand deposit accounts                      4,826
                  Passbook and club accounts                                    8,765
                  Money market demand accounts                                  6,760
                  Certificates of deposit                                      42,828
                                                                          -----------

                                                                          $    67,550
                                                                          ===========

The aggregate amount of jumbo certificates of deposit with a minimum denomination of $100,000 was $8,989,000 at December 31, 1997.

At December 31, 1997, the scheduled maturities of certificates of deposit are as follows (dollars in thousands):

                  1998                                                    $    20,058
                  1999                                                          7,440
                  2000                                                         13,293
                  2001                                                          1,518
                  2002 and thereafter                                             519
                                                                          -----------

                                                                          $    42,828
                                                                          ===========


NOTE 8 - ADVANCES FROM FEDERAL HOME LOAN BANK (FHLB)

FHLB advances at December 31, 1997 are summarized as follows (dollars in thousands):

                                                                    Weighted
                                                                    Interest        Amount
                                                                      Rate        Outstanding
                                                                      ----        -----------
         Advances from Federal Home Loan Bank
              Fixed rate due in 1998                                     5.94%     $   6,700
                                                                    =========      =========

The Company adopted a collateral pledge agreement and agreed to keep on hand, free of all other pledges, liens, and encumbrances, first mortgages with unpaid principal balances aggregating no less than 167% of the outstanding secured advances of the Federal Home Loan Bank. All stock in the Federal Home Loan Bank of Chicago is also pledged as additional collateral for advances.



                                  (Continued)

                                                                             28.

                          FIRST FINANCIAL BANCORP, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           December 31, 1997 and 1996


NOTE 9 - INCOME TAXES

The provision (benefit) for income taxes for the years ended December 31 is summarized as follows (dollars in thousands):

                                                                                      1997         1996
                                                                                      ----         ----
                         Current                                                    $      26    $     (88)
         Deferred                                                                           6           18
         Change in valuation allowance                                                     16          (32)
                                                                                    ---------    ---------

                                                                                    $      48    $    (102)
                                                                                    =========    =========

A reconciliation of income taxes computed at the statutory federal income tax rate to actual income taxes recorded above for the years ended December 31 is summarized as follows:

                                                                                       1997        1996
                                                                                       ----        ----
         Statutory federal income tax rate                                              34.0%        (34.0)%
         Tax exempt income and officers' life insurance                                 (1.4)         (0.2)
         Other, net                                                                     (5.0)         (5.0)
                                                                                     -------      --------

                                                                                        27.6%        (39.2)%
                                                                                     =======      ========

No state income taxes were recorded in 1997 and 1996 as a result of excess qualifying U.S. Government interest, which is tax exempt under Illinois statutes.

The tax effects of existing temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 1997 are summarized as follows (dollars in thousands):

         Deferred tax assets
              Deferred loan origination fees                                                     $      25
              Bad debt deduction                                                                       135
              Deferred compensation                                                                     60
              Illinois net operating loss carry forwards                                                54
              Other                                                                                      2
                                                                                                 ---------
                                                                                                       276
              Valuation allowance                                                                      (54)
                                                                                                 ---------
                                                                                                       222
         Deferred tax liabilities
              Unrealized gain on securities available-for-sale                                          44
              Depreciation                                                                              30
              FHLB stock dividends, net                                                                 33
              Mortgage servicing rights                                                                 86
                                                                                                 ---------
                                                                                                       193
                                                                                                 ---------
                  Net tax deferred assets                                                        $      29
                                                                                                 =========


                                  (Continued)


                                                                             29.

                          FIRST FINANCIAL BANCORP, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           December 31, 1997 and 1996


NOTE 9 - INCOME TAXES (Continued)

Management has recorded a valuation allowance to reduce deferred tax assets to the amount which it estimates will be realized. The Illinois net operating losses of approximately $1,141,000 expire in years 2000 through 2011.

The Bank has qualified under provisions of the Internal Revenue Code which permit it to deduct from taxable income a provision for bad debts which differs from the provision charged to income on the financial statements. Tax legislation passed in August 1996 now requires all thrift institutions to deduct a provision for bad debts for tax purposes based on actual loss experience and recapture the excess bad debt reserve accumulated in the tax years after 1987. Retained earnings at December 31, 1997 includes approximately $1,181,000, consisting of bad debt deductions accumulated prior to 1987, for which no deferred federal income tax liability has been recognized.


NOTE 10 - BENEFIT PLANS

     Profit-sharing plan:

         The Company has a profit sharing plan which meets the qualifications of
         Section 401(k) of the Internal Revenue Code (Code). Under the plan, employees 21 years of age or older with one year of service and 1,000 hours of service during that period may make pre-tax contributions up to applicable limits under the Code. Employees are 100% vested in their contributions. Contributions by the Company are discretionary. Discretionary employer contributions vest at a rate of 20% per year beginning on the third year of service by an employee. Contributions totaled $13,000 and $9,000 in 1997 and 1996, respectively.

     Employee stock ownership plan:

         The Company has an employee stock ownership plan (ESOP) that covers employees 21 years of age or older with one year of service and 1,000 hours of service during that period. The ESOP borrowed $271,000 from the Company to purchase 33,903 shares of the Company's stock at $8.00 per share on October 1, 1993. The Company has agreed to make scheduled contributions to the ESOP sufficient to service the amount borrowed by the ESOP. Contributions made to the ESOP totaled $54,000 in 1997 and 1996. Compensation expense recognized on the ESOP amounted to $114,000 and $107,000 in 1997 and 1996, respectively. Unearned ESOP shares totaling 5,088, with a carrying amount of $41,000, is reported as a reduction to stockholder's equity in the consolidated statement of financial condition at December 31, 1997. The fair value of unearned ESOP shares approximated $95,000 at December 31, 1997.



                                  (Continued)

                                                                             30.

                          FIRST FINANCIAL BANCORP, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           December 31, 1997 and 1996


NOTE 10 - BENEFIT PLANS (Continued)

     The ESOP shares were as follows:

                                                                                          1997
                                                                                          ----
                  Allocated                                                                22,035
                  Committed to be released                                                  6,780
                  Suspense shares                                                           5,088
                                                                                      -----------

                      Total                                                                33,903
                                                                                      ===========

     Stock option plans:

         The Company has two stock option plans which grant options to individuals to purchase common stock of the Company at a price equal to the fair market value at the date of grant, subject to the terms and conditions of the plans. The term of the stock options will not exceed ten years from the date of grant. 8,747 shares have been authorized under the incentive stock option plan for employees, and the options are exercisable on a cumulative basis in equal installments at a rate of 20% per year commencing at the date of grant. On October 1, 1993, 36,499 options were granted under the plan to employees at an exercise price of $8.00 per share. 9,687 shares have been authorized under the stock option plan for outside directors, and the options are exercisable on the date of grant. On October 1, 1993, 5,861 options were granted under the plan to outside directors at an exercise price of $8.00 per share. During 1995 and 1996, additional options were granted to employees under the plan. Information about option grants are as follows:

                                                                                                   Weighted
                                                                                                    Average
                                                                                 Number of         Exercise
                                                                                  Options            Price
                                                                                  -------            -----
         Outstanding at January 1, 1996                                             26,444       $     8.290
         Granted                                                                     2,400            15.500
         Exercised                                                                  (8,512)            8.000
         Forfeited                                                                  (6,358)            8.000
                                                                                ----------       -----------
              Outstanding at December 31, 1996                                      13,974             9.830

         Granted                                                                         -                -
         Exercised                                                                    (250)            8.000
         Forfeited                                                                  (1,210)            8.000
                                                                                ----------       -----------

              Outstanding at December 31, 1997                                      12,514       $    10.040
                                                                                ==========       ===========



                                  (Continued)

                                                                             31.

                          FIRST FINANCIAL BANCORP, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           December 31, 1997 and 1996


NOTE 10 - BENEFIT PLANS (Continued)

         Options granted and exercisable at December 31, 1997 are 11,094 at a weighted average price of $9.35. At December 31, 1997, the range of the exercisable price is $8.00 to $15.625 with an average remaining life of 6 years.

         The Company accounts for its stock option plan under Accounting Principle Board Opinion (APBO) No. 25, "Accounting for Stock Issued to Employees". Accordingly, no compensation expense has been recognized for the 1997 stock option plan in the financial statements. Statement of Financial Accounting Standards (SFAS) No. 123 "Accounting for Stock Based Compensation", became effective for the first time in 1996. This statement prescribes new methods for determining compensation expense under stock option plans, but allows corporations to use APBO No. 25 if they provide pro forma information computed under the new standard. Had compensation cost been computed under the methodology contained in SFAS No. 123, net income would have been reduced by approximately $2,440 and $5,580 for 1997 and 1996, respectively, with no effect on earnings per share. In future years, the pro forma effect of not applying the standard is expected to increase as additional options are granted. The weighted average fair value of the options granted during 1996 is estimated at $4.58 on the date of grant using the Black-Scholes option value model with the following assumptions: dividend yield of 0, a risk free interest rate of 6.5%, expected volatility of stock price of 11.90%, an assumed forfeiture rate of 0%, and an average life of five years.

     Management recognition and retention plans and trusts:

         The Company has two management recognition plans and trusts (RRPs) as a method of providing officers and outside directors with a proprietary interest in the Company. Such awards are to be earned by the individuals, subject to terms of the RRPs. Stock awarded under the plan will vest on a cumulative basis in equal installments at a rate of 33-1/3% per year commencing one year from the date of grant or as specified by plan trustees. The number of shares held by the RRPs totaled 19,374 shares. On October 1, 1993, 18,471 shares were granted to officers and outside directors. The cost of the awards are amortized on the straight-line basis over the vesting terms. Compensation expense under these plans amounted to $1,000 and $5,000 in 1997 and 1996, respectively.


                                  (Continued)


                                                                             32.

                          FIRST FINANCIAL BANCORP, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           December 31, 1997 and 1996


NOTE 11 - EARNINGS PER SHARE

A reconciliation of the numerators and denominators for earnings per common share computations for the years ended December 31 is presented below (dollars and shares in thousands).

                                                                                  1997         1996
                                                                                  ----         ----
                                             BASIC EARNINGS PER SHARE

         Net income (loss) available to common stockholders                   $     124    $    (158)
                                                                              =========    =========

         Weighted average common shares outstanding                                 403          442
                                                                              =========    =========

              BASIC EARNINGS PER SHARE                                              .31         (.36)
                                                                              =========    =========

     EARNINGS PER SHARE ASSUMING DILUTION
         Net income (loss) available to common stockholders                   $     124    $    (158)
                                                                              =========    =========

         Weighted average common shares outstanding                                 403          442
         Add:  dilutive effect of assumed exercises:
              Incentive stock options                                                 5            5
                                                                              ---------    ---------
         Weighted average common and dilutive
           potential shares outstanding                                             408          447
                                                                              =========    =========

              DILUTED EARNINGS PER SHARE                                           0.30        (0.36)
                                                                              =========    =========


NOTE 12 - REGULATORY MATTERS

The Bank is subject to regulatory capital requirements administered by the federal regulatory agencies. Capital adequacy guidelines and prompt corrective action regulations involve quantitative measures of assets, liabilities, and certain off-balance-sheet items calculated under regulatory accounting practices. Capital amounts and classifications are also subject to qualitative judgements by regulators about components, risk weightings, and other factors, and the regulators can lower classifications in certain cases. Failure to meet various capital requirements can initiate regulatory action that could have a direct material effect on the financial statements.

The prompt corrective action regulations provide five classifications, including well capitalized, adequately capitalized, undercapitalized, significantly undercapitalized, and critically undercapitalized, although these terms are not used to represent overall financial condition. If adequately capitalized, regulatory approval is required to accept brokered deposits. If undercapitalized, capital distributions are limited as is asset growth and expansion, and plans for capital restoration are required.


                                  (Continued)

                                                                             33.

                          FIRST FINANCIAL BANCORP, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           December 31, 1997 and 1996


NOTE 12 - REGULATORY MATTERS (Continued)

At year-end, the Bank's regulators categorized the Bank as well capitalized. Actual capital levels (in millions) and minimum capital required levels were:

                                                                                             Minimum Required
                                                                                                to Be Well
                                                                        Minimum Required     Capitalized Under
                                                                           for Capital       Prompt Corrective
                                                        Actual          Adequacy Purposes   Action Regulations
                                                        ------          -----------------   ------------------
December 31, 1997                                 Amount     Ratio      Amount    Ratio       Amount     Ratio
                                                  ------     -----      ------    -----       ------     -----
Total capital (to risk-weighted assets)          $  7.7     15.4%      $  4.0      8.0%        $  5.0     10.0%
Tier 1 (core) capital (to risk-weighted
  assets)                                        $  7.2     14.4%      $  2.0      4.0%        $  3.0      6.0%
Tier 1 (core) capital (to adjusted total
  assets)                                        $  7.2      8.6%      $  2.5      3.0%        $  4.1      5.0%
Tier 1 capital to average assets                 $  7.2      8.1%      $  3.5      4.0%        $  4.4      5.0%
Tangible capital (to adjusted total
  assets)                                        $  7.2      8.6%      $  1.2      1.5%        N/A         N/A

Federal regulations require the Bank to comply with a Qualified Thrift Lender
(QTL) test which requires that 65% of assets be maintained in housing-related finance and other specified assets. If the QTL test is not met, limits are placed on growth, branching, new investments, FHLB advances, and dividends or the institution must convert to a commercial bank charter. Management considers the QTL test to have been met.

On October 1, 1993, the Bank converted from a federally-chartered mutual savings and loan association to a federally chartered stock savings bank subsidiary of First Financial Bancorp, Inc. (Company), a newly formed and registered savings bank holding company. The Company issued 484,338 shares of common stock at $8.00 per share. The net proceeds, after deducting conversion expenses of $401,000 were $3,473,000 and were recorded as common stock and additional paid-in capital in the consolidated statement of financial condition. The Company used $2,200,000 of the net proceeds to acquire all the common stock of the Bank.

As part of the conversion to the stock form of ownership on October 1, 1993, the Bank established a liquidation account for the benefit of eligible depositors as of December 31, 1992, the eligibility record date, who continue to maintain deposits in the Bank after the conversion. The initial balance of the liquidation account was equal to the retained earnings of the Bank as of December 31, 1992. In the unlikely event of a complete liquidation of the Bank each eligible account holder would receive from the liquidation account, a liquidation distribution based on their proportionate share of the then total remaining qualifying deposits, prior to any distribution with respect to the Bank's capital stock.


                                  (Continued)

                                                                             34.

                          FIRST FINANCIAL BANCORP, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           December 31, 1997 and 1996


NOTE 13 - FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK,
  COMMITMENTS, AND CONTINGENCIES

The Company is a party to financial instruments with off-balance-sheet risk in the normal course of business to meet the financing needs of its customers and to reduce its own exposure to fluctuations in interest rates. These financial instruments include commitments to extend credit and previously approved unused lines of credit. Those instruments involve, to varying degrees, elements of credit and interest-rate risk in excess of the amount recognized in the statement of financial condition.

The Company's exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit and previously approved unused lines of credit is represented by the contractual amount of those instruments. The Company uses the same credit policies in making commitments and conditional obligations as it does for loans recorded in the statement of financial condition. Financial instruments whose contract amounts represent credit risk at December 31, 1997 are summarized as follows (in thousands):

     Commitments to originate loans; rates range from 7.250% to 9.500%         $   1,692
     Unused lines of credit                                                        5,158
     Standby letters of credit                                                       146
     Commitments to purchase loan participations                                   1,396

At December 31, 1997, the Company serviced mortgage loans with unpaid principal balances of $1,234,000 which were sold under agreements for which the buyers have recourse options. The Company does not anticipate any significant losses as a result of these agreements.


NOTE 14 - FAIR VALUES OF FINANCIAL INSTRUMENTS

Corporations are required to disclose fair value information about their financial instruments. SFAS No. 107 defines the fair value of a financial instrument as the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. The methods and assumptions used to determine fair values for each class of financial instruments are presented below:

The estimated fair value for cash and cash equivalents, interest-bearing deposits with financial institutions, Federal Home Loan Bank stock, accrued interest receivable, mortgage servicing rights, NOW, money market and savings deposits, short-term borrowings, and accrued interest payable are considered to approximate their carrying values. The estimated fair value for securities available-for-sale and securities held-to-maturity are based on quoted market values for the individual securities or for equivalent securities. The estimated fair value for portfolio loans is based on estimates of the rate the Company would charge for similar loans at December 31, 1997 applied for the time period until the estimated payment. The estimated fair value of loans held for

                                  (Continued)

                                                                             35.

                          FIRST FINANCIAL BANCORP, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           December 31, 1997 and 1996


NOTE 14 - FAIR VALUES OF FINANCIAL INSTRUMENTS (Continued)

sale is based on the prevailing secondary market prices for similar loans at December 31, 1997. The estimated fair value of certificates of deposit is based on estimates of the rate the Company would pay on such deposits at December 31, 1997 applied for the time period until maturity. The estimated fair value of Federal Home Loan Bank advances is based on the estimate of the rate the Company would pay for such advances at December 31, 1997 for a time period until maturity. Loan commitments are not included in the table below as their estimated fair value is immaterial.

                                                                                                 Estimated
                         (Dollars in thousands)                                   Carrying          Fair
                                                                                    Value          Value
                                                                                    -----          -----
         Financial instruments in assets
              Cash on hand and in banks                                         $    4,759     $     4,759
              Securities available-for-sale                                         14,507          14,507
              Mortgage-backed securities available-for-sale                          1,625           1,625
              First mortgage loans held for sale                                     2,352           2,366
              Mortgage-backed securities                                               864             835
              Certificates of deposit                                                2,099           2,101
              Loans receivable, net                                                 52,120          53,192
              Federal Home Loan Bank stock                                             910             910
              Mortgage servicing rights                                                212             212
              Accrued interest receivable                                              526             526

         Financial instrument liabilities
              DDA, NOW, money market, and passbook savings                          24,722          24,722
              Certificates of deposit                                               42,828          43,312
              FHLB advances                                                          6,700           6,699
              Accrued interest payable                                                 144             144

Other assets and liabilities of the Company that are not defined as financial instruments such as property and equipment, are not included in the above disclosures. Also not included are nonfinancial instruments typically not recognized in financial statements such as loan servicing rights (originated prior to January 1, 1995), customer goodwill, and similar items.

While the above estimates are based on management's judgement of the most appropriate factors, there is no assurance that were the Company to have disposed of these items on December 31, 1997, the fair values would have been achieved, because the market value may differ depending on the circumstances. The estimated fair values at December 31, 1997 should not necessarily be considered to apply at subsequent dates.

                                  (Continued)

                                                                             36.

                          FIRST FINANCIAL BANCORP, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           December 31, 1997 and 1996


NOTE 15 - FIRST FINANCIAL BANCORP, INC. (PARENT COMPANY)

Presented below are the parent company's condensed balance sheet, condensed statements of income, and condensed statements of cash flows:

                             CONDENSED BALANCE SHEET
                                December 31, 1997
                                 (In thousands)

ASSETS
Cash and cash equivalents                                                $       232
Securities available-for-sale                                                    191
Loans receivable for ESOP                                                         61
Investment in subsidiary                                                       7,189
Other assets                                                                      21
                                                                         -----------
     Total assets                                                        $     7,694
                                                                         ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
    Other liabilities                                                    $        63

Stockholders' equity
     Common stock                                                                 51
     Additional paid-in capital                                                3,864
     Retained earnings                                                         5,199
     Treasury stock                                                           (1,505)
     Other                                                                        22
                                                                         -----------
         Total stockholders' equity                                            7,631
                                                                         -----------
              Total liabilities and stockholders' equity                 $     7,694
                                                                         ===========


                                  (Continued)

                                                                             37.

                          FIRST FINANCIAL BANCORP, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           December 31, 1997 and 1996


NOTE 15 - FIRST FINANCIAL BANCORP, INC. (PARENT COMPANY) (Continued)

                         CONDENSED STATEMENTS OF INCOME
                     Years ended December 31, 1997 and 1996
                                 (In thousands)

                                                                              1997         1996
                                                                              ----         ----
Income
     Interest income                                                       $      12    $      12
     Gains on sales of securities                                                 69            -
                                                                           ---------    ---------
         Total income                                                             81           12

Expense
     Professional fees                                                            25           14
     Other                                                                        33           31
                                                                           ---------    ---------
         Total expense                                                            58           45
                                                                           ---------    ---------


INCOME (LOSS) BEFORE INCOME TAX PROVISION (BENEFIT) AND EQUITY
  IN UNDISTRIBUTED NET INCOME (LOSS) OF SUBSIDIARY                                23          (33)

Income taxes (benefit)                                                             8          (11)
                                                                           ---------    ---------


INCOME (LOSS) BEFORE EQUITY IN UNDISTRIBUTED NET
  INCOME (LOSS) OF SUBSIDIARY                                                     15          (22)

Equity in undistributed net income (loss) of subsidiary                          109         (136)
                                                                           ---------    ---------


NET INCOME (LOSS)                                                          $     124    $    (158)
                                                                           =========    =========


                                  (Continued)

                                                                             38.

                          FIRST FINANCIAL BANCORP, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           December 31, 1997 and 1996


NOTE 15 - FIRST FINANCIAL BANCORP, INC. (PARENT COMPANY) (Continued)

                       CONDENSED STATEMENTS OF CASH FLOWS
                     Years ended December 31, 1997 and 1996
                                 (In thousands)

                                                                                 1997         1996
                                                                                 ----         ----
CASH FLOWS FROM OPERATING ACTIVITIES
     Net income (loss)                                                        $     124    $    (158)
     Adjustments to reconcile net income (loss) to net
       cash provided by (used in) operating activities
         Equity in undistributed net income (loss) of subsidiary                   (109)         136
         Gain on sales of securities available-for-sale                             (69)           -
         Decrease (increase) in other assets                                         (7)         (13)
         Increase in other liabilities                                               44            -
                                                                              ---------    ---------
              Net cash used in operating activities                                 (17)         (35)

CASH FLOWS FROM INVESTING ACTIVITIES
     Purchases of securities available-for-sale                                       -         (106)
     Proceeds from sales of securities available for sale                           166            -
     Principal collected on loan for ESOP                                            54           54
                                                                              ---------    ---------
         Net cash provided by (used in) investing activities                        220          (52)

CASH FLOW FROM FINANCING ACTIVITIES
     Proceeds from sale of common stock                                               7           68
     Purchase of treasury stock                                                    (155)        (890)
                                                                              ---------    ---------
         Net cash used in financing activities                                     (148)        (822)
                                                                              ---------    ---------

Increase (decrease) in cash and cash equivalents                                     55         (909)

Cash and equivalents at beginning of year                                           177        1,086
                                                                              ---------    ---------

CASH AND EQUIVALENTS AT END OF YEAR                                           $     232    $     177
                                                                              =========    =========

                                                                             39.

                          FIRST FINANCIAL BANCORP, INC.
                        CONSOLIDATED FINANCIAL STATEMENTS
                           December 31, 1996 and 1995


                                    CONTENTS








FINANCIAL STATEMENTS

     AUDITOR'S REPORT.....................................................

     CONSOLIDATED STATEMENT OF FINANCIAL CONDITION........................   41

     CONSOLIDATED STATEMENTS OF INCOME....................................   42

     CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY......................   43

     CONSOLDIATED STATEMENTS OF CASH FLOWS................................   44

     NOTES TO CONSOLIDATED FINANCIAL STATEMENTS...........................   46

                          FIRST FINANCIAL BANCORP, INC.
                  CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
                                December 31, 1996


                                                                             (In Thousands)
ASSETS
Cash on hand and non-interest-earning deposits                                $       462
Interest-earning deposits                                                           1,190
                                                                              -----------
     Total cash and cash equivalents                                                1,652

Securities available-for-sale                                                       4,779
Mortgage-backed securities available-for-sale                                       9,136
Securities held-to-maturity (fair value of $78)                                        78
Mortgage-backed securities held-to-maturity (fair value of $1,010)                  1,057
Loans receivable, net of allowance for losses of $468                              73,815
Accrued interest receivable                                                           517
Premises and equipment                                                              1,386
Federal Home Loan Bank stock                                                        1,148
Other assets                                                                          947
                                                                              -----------

     Total assets                                                             $    94,515
                                                                              ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
     Deposit accounts                                                         $    65,838
     Advances from Federal Home Loan Bank                                          20,450
     Advance payments by borrowers for taxes and insurance                            339
     Other liabilities                                                                563
                                                                              -----------
         Total liabilities                                                         87,190
Commitments and contingencies (Note 12)
Stockholders' equity
     Common stock - $0.10 par value, 1,500,000 shares authorized,
       509,598 shares issued                                                           51
     Additional paid-in capital                                                     3,797
     Retained earnings, substantially restricted                                    5,075
     Treasury stock, at cost, 84,722 shares                                        (1,350)
     Unearned employee stock ownership plan shares                                    (95)
     Unearned stock awards                                                            (26)
     Net unrealized loss on securities available-for-sale,
       net of income tax benefit of $69                                              (127)
                                                                              -----------
         Total stockholders' equity                                                 7,325
                                                                              -----------

              Total liabilities and stockholders' equity                      $    94,515
                                                                              ===========

          See accompanying notes to consolidated financial statements.

                                                                             41.

                          FIRST FINANCIAL BANCORP, INC.
                        CONSOLIDATED STATEMENTS OF INCOME
                     Years ended December 31, 1996 and 1995

                                                                   1996          1995
                                                                   ----          ----
Interest income
     First mortgage loans                                      $     4,548    $     3,418
     Other loans                                                       698            587
     Mortgage-backed securities                                        620            608
     Securities                                                        496            574
     Interest-earning deposits                                          41             71
                                                               -----------    -----------
         Total interest income                                       6,403          5,258

Interest expense
     Deposit accounts                                                2,965          2,766
     FHLB advances                                                     802             31
                                                               -----------    -----------
         Total interest expense                                      3,767          2,797
                                                               -----------    -----------

NET INTEREST INCOME                                                  2,636          2,461

Provision for loss on loans                                            182             39
                                                               -----------    -----------

NET INTEREST INCOME AFTER PROVISION FOR LOSS ON LOANS                2,454          2,422

Noninterest income
     Loan servicing fees and charges                                   198            185
     Service charges on deposit accounts                               173            168
     Gain on sales of loans                                             87            157
     Loss on sales of securities                                      (415)             -
     Death benefits from officers' life insurance                        -            193
     Other                                                              49             79
                                                               -----------    -----------
         Total noninterest income                                       92            782
                                                               -----------    -----------

Noninterest expense
     Compensation and benefits                                       1,117          1,447
     Occupancy and equipment                                           263            213
     Data processing                                                   162            146
     Federal deposit insurance premiums                                574            142
     Loan origination and servicing                                    142             77
     Professional fees                                                  94            116
     Other                                                             454            379
                                                               -----------    -----------
         Total noninterest expense                                   2,806          2,520
                                                               -----------    -----------

INCOME (LOSS) BEFORE INCOME TAXES                                     (260)           684

Income taxes (benefit)                                                (102)            36
                                                               -----------    -----------

NET INCOME (LOSS)                                              $      (158)   $       648
                                                               ===========    ===========

Primary earnings (loss) per share                                   $(0.35)       $  1.37
                                                                    ======        =======


          See accompanying notes to consolidated financial statements.

                                                                             42.

                 CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
                     Years ended December 31, 1996 and 1995

                                                                                               Net
                                                                                           Unrealized
                                                                                             Loss on
                                     Additional                         Unearned  Unearned Securities
                           Common     Paid-in    Retained    Treasury     ESOP     Stock   Available-
                            Stock     Capital    Earnings      Stock     Shares    Awards   for-Sale     Total
                            -----     -------    --------      -----     ------    ------   --------     -----
Balance,
  January 1, 1995          $   48    $  3,486    $   4,585   $     (20)  $  (224)  $  (93)   $ (132)   $  7,650

Net income                      -           -          648           -         -        -         -         648

Amortization of RRPs            -          19            -           -         -       62         -          81

Exercise of stock
  options, 13,518 shares        2         147            -           -         -        -         -         149

Release of earned ESOP
  shares, 6,780 shares          -          25            -           -        75        -         -         100

Purchase of treasury
  stock, 27,596 shares,
  at cost                       -           -            -        (440)        -        -         -        (440)

One-time reclassifi-
  cation of securities
  available-for-sale,
  net of income taxes
  of $250                       -           -            -           -         -        -      (484)       (484)

Increase in fair value
  of securities availa-
  ble-for-sale, net of
  income taxes of $87           -           -            -           -         -        -       168         168
                           ------    --------    ---------   ---------   -------   ------    ------    --------


Balance,
  December 31, 1995            50       3,677        5,233        (460)     (149)     (31)     (448)      7,872

Net loss                        -           -         (158)          -         -        -         -        (158)

Amortization of RRPs            -           -            -           -         -        5         -           5

Exercise of stock
  options, 8,512 shares         1          67            -           -         -        -         -          68

Release of earned ESOP
  shares, 6,780 shares          -          53            -           -        54        -         -         107

Purchase of treasury
  stock, 55,532 shares,
  at cost                       -           -            -        (890)        -        -         -        (890)

Increase in fair value
  of securities available-
  for-sale, net of income
  taxes of $166                 -           -            -           -         -        -       321         321
                           ------    --------    ---------   ---------   -------   ------    ------    --------


Balance at
  December 31, 1996        $   51    $  3,797    $   5,075   $  (1,350)  $   (95)  $  (26)   $ (127)   $  7,325
                           ======    ========    =========   =========   =======   ======    ======    ========


          See accompanying notes to consolidated financial statements.

                                                                             43.

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                     Years ended December 31, 1996 and 1995
                                 (In Thousands)

                                                                         1996          1995
                                                                         ----          ----
CASH FLOWS FROM OPERATING ACTIVITIES
    Net income (loss)                                                 $     (158)    $    648
    Adjustments to reconcile net income (loss) to net
      cash provided by (used in) operating activities
       Amortization of:
          Premiums, discounts, and deferred fees on
            loans and securities                                              25           14
          Net excess servicing fees and originated
            mortgage servicing rights                                         32           19
          Stock award plans                                                    5           62
          Employee stock ownership plan                                       89          113
       Provision for losses on loans                                         182           39
       Federal Home Loan Bank stock dividends                                  -           (7)
       (Gain) loss on sale of:
          Loans                                                              (87)        (157)
          Securities                                                         415            -
          Premises and equipment                                              10            -
       Depreciation of premises and equipment                                114           85
       Originations of loans held for sale, net of
         origination fees and principal collected                         (6,532)      (7,509)
       Proceeds from sales of loans held for sale                          6,939        7,572
       Change in:
          Deferred income tax                                                 (4)         (40)
          Accrued interest receivable                                        (64)           6
          Other assets                                                      (374)         (50)
          Other liabilities                                                   56           37
                                                                      ----------     --------
              Net cash provided by operating activities                      648          832
                                                                      ----------     --------

CASH FLOWS FROM INVESTING ACTIVITIES
    Loan originations net of principal collected on loans                (16,374)      (4,068)
    Purchases of:
       Whole loan participations                                          (7,763)           -
       Mortgage-backed securities held-to-maturity                             -         (137)
       Mortgage-backed securities available-for-sale                      (1,753)           -
       Securities held-to-maturity                                             -         (282)
       Securities available-for-sale                                      (4,900)      (2,442)
       Federal Home Loan Bank stock                                         (667)         (34)
    Proceeds from:
       Sales of securities available-for-sale                              3,744            -
       Maturities and calls of securities available-for-sale               6,050        2,600
       Maturities and calls of securities held-to-maturity                   200          500
    Principal collected on mortgage-backed securities and
      collateralized mortgage obligations                                  1,303          782
    Purchase of premises and equipment                                      (709)        (192)
                                                                      ----------     --------
       Net cash used in investing activities                             (20,869)      (3,273)
                                                                      -----------    ---------


                                   (Continued)

                                                                             44.

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                     Years ended December 31, 1996 and 1995
                                 (In Thousands)

                                                                         1996          1995
                                                                         ----          ----
CASH FLOWS FROM FINANCING ACTIVITIES
    Net increase (decrease) in deposit accounts                       $     (392)    $  6,433
    Net increase (decrease) in advances from the
      Federal Home Loan Bank                                              20,450       (3,000)
    Issuance of common stock                                                  68          109
    Repurchase of common stock                                              (890)        (440)
    Net increase (decrease) in advance payments by borrowers
      for taxes and insurance                                                 79           (2)
                                                                      ----------     --------
       Net cash provided by financing activities                          19,315        3,100
                                                                      ----------     --------

Net increase (decrease) in cash and cash equivalents                        (906)         659

Cash and cash equivalents at beginning of year                             2,558        1,899
                                                                      ----------     --------

CASH AND CASH EQUIVALENTS AT END OF YEAR                              $    1,652     $  2,558
                                                                      ==========     ========

Supplemental disclosures of cash flow information
    Cash paid for
       Interest                                                       $    3,679     $  2,766
       Income taxes                                                           70          195

    Noncash items
       Transfer of securities held-to-maturity to securities
         available-for-sale                                                    -       14,640
       Transfer of held for sale loans to portfolio                           41          391




          See accompanying notes to consolidated financial statements.

                                                                             45.

                          FIRST FINANCIAL BANCORP, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           December 31, 1996 and 1995

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a description of the significant accounting policies used by First Financial Bancorp, Inc. (Company) in the preparation of the accompanying consolidated financial statements.

Description of the Business: First Financial Bancorp, Inc. is the holding company for its wholly-owned subsidiary, First Federal Savings Bank (Bank), a federally chartered stock savings bank, and its principal business is the operations of the Bank.

The Bank's operations consist principally of originating and servicing residential first mortgage loans secured by properties in northern Illinois from its facilities in Belvidere and Rockford, Illinois. In addition, the Bank provides consumer banking services. The Bank also offers brokerage and insurance services through its wholly-owned subsidiary, First Financial Services of Belvidere, Illinois, Inc. Substantially all of the Bank's income and assets are derived from these activities, conducted primarily with customers located in northern Illinois.

Principles of Consolidation: The accompanying consolidated financial statements include the accounts of the Company, and the accounts of the Bank and its wholly-owned subsidiary. All significant intercompany transactions and balances have been eliminated in consolidation.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The collectibility of loans, fair values of financial instruments, and status of contingencies are particularly subject to change.

Cash and Cash Equivalents: For the purpose of the statement of cash flows, cash and cash equivalents include cash on hand, amounts due from banks, and interest-earning deposits with original maturities of three months or less. Net cash flows are reported for customer loan and deposit transactions and interest-bearing deposits with other banks.

Securities: Securities are classified as held-to-maturity when the Company has the positive intent and management has the ability to hold those securities to maturity. Accordingly, they are stated at cost, adjusted for amortization of premiums and accretion of discounts. All other securities are classified as available-for-sale since the Company may decide to sell those securities in response to changes in market interest rates, liquidity needs, changes in yields or alternative investments and for other reasons. These securities are carried at fair value with unrealized gains and losses charged or credited, net of income taxes, to a valuation allowance included as a separate component of stockholders' equity. Realized gains and losses on disposition are based on the net proceeds and the adjusted carrying amounts of the securities sold, using the specific identification method.


                                   (Continued)

                                                                             46.

                          FIRST FINANCIAL BANCORP, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           December 31, 1996 and 1995



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Loans Held for Sale: Loans held for sale are reported at the lower of cost, less applicable deferred loan fees or estimated fair value in the aggregate.

Loans Receivable, Net: Loans receivable, net are reported at the principal balance outstanding, net of deferred loan fees and costs, loans in process, the allowance for loan losses, unearned discounts, and charge-offs.

Loan fees and certain direct origination costs are deferred, and the net deferred fee or cost is recognized as an adjustment to yield using the level-yield method over the life of the loans.

Allowance for Loan Losses: The allowance for loan losses is a valuation allowance, increased by the provision for loan losses and decreased by charge-offs less recoveries. Management estimates the allowance balance required based on past loan loss experience, known and inherent risks in the portfolio, information about specific borrower situations and estimated collateral values, economic conditions, and other factors. Because of uncertainties inherent in the estimation process, management's estimation of credit losses inherent in the loan portfolio and the related allowance may change materially in the near term. Allocations of the allowance may be made for specific loans, but the entire allowance is available for any loans that, in management's judgment, should be charged-off.

Loan impairment is reported when full payment under the loan terms is not expected. Impairment is evaluated in total for smaller-balance loans of a similar nature such as the Company's residential mortgage, consumer, and credit card loans and on an individual loans basis for other loans. If a loan is impaired, a portion of the allowance is allocated so that the loan is reported, net, at the present value of estimated future cash flows using the loan's existing rate, or loan's market price or the fair value of the collateral, if the loan is collateral dependent. Loans are evaluated for impairment when payments are delayed, typically 90 days or more, or when the internal grading system indicates a doubtful classification.

Premises and Equipment: Land is carried at cost. Bank premises, furniture, and equipment is reported net of accumulated depreciation. Depreciation is accumulated on the straight-line and accelerated methods over the estimated useful lives of the related assets.

Mortgage Servicing Rights: The Company adopted Statement of Financial Accounting Standards (SFAS) No. 122, "Accounting for Mortgage Servicing Rights", as of January 1, 1995. Subsequent to adopting this statement, the Company has allocated the cost of the mortgage servicing rights (MSR) on mortgages originated which have been sold. The allocation of the total cost of the mortgages to MSR and the mortgages (without MSR) is based upon their relative fair values. Servicing rights are then expensed in proportion to, and over the period of, estimated net servicing revenues. Impairment is evaluated based upon the fair value of the rights. Any impairment is reported as a valuation allowance.

                                   (Continued)

                                                                             47.

                          FIRST FINANCIAL BANCORP, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           December 31, 1996 and 1995


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

When participating interests in mortgages sold have an average contractual interest rate, adjusted for normal servicing fees, that differs from the agreed yield to the purchaser, gains or losses are recognized equal to the present value of such differential over the estimated remaining life of such loans. The resulting excess "servicing fees receivable" or "deferred servicing revenue" is amortized in proportion to and over the period of estimated net servicing income.

Employee Stock Ownership Plan (ESOP): Unearned ESOP shares are reported as a reduction of stockholders' equity in the consolidated statement of financial condition. As ESOP shares are committed to be released, unearned ESOP shares are credited, and compensation is charged, and the amount of the charge is based on fair values of the committed-to-be-released shares. For purposes of computing net income per share, ESOP shares that have been committed to be released are considered outstanding.

Income Taxes: The provision for income taxes is based on an asset and liability approach. The asset and liability approach requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of temporary differences between the carrying amounts and the tax bases of assets and liabilities.

Earnings per Share: Earnings per share of common stock is based on weighted-average outstanding shares during the year plus dilutive common stock equivalents using the treasury stock method. The weighted average number of shares outstanding for computing primary earnings per share were 447,158 and 473,921 for the years ended December 31, 1996 and 1995, respectively. Fully diluted earnings per share is not presented as it is not materially different from primary earnings per share for the Company.


NOTE 2 - SECURITIES

The amortized cost and fair value of securities available-for-sale and held-to-maturity are as follows at December 31, 1996:

                                           Amortized      Unrealized     Unrealized        Fair
          (Dollars in thousands)             Cost           Gains          Losses          Value
                                             ----           -----          ------          -----
         Available-for-sale
              U.S. Treasury                $     500      $       2       $      -       $     502
              U.S. Agency                      3,594              4             66           3,532
              Equity                             388            108              1             495
              Corporate                          250              -              -             250
                                           ---------      ---------       --------       ---------

                                           $   4,732      $     114       $     67       $   4,779
                                           =========      =========       ========       =========

         Held-to-maturity
              Municipal                    $      78      $       -       $      -       $      78
                                           ---------      ---------       --------       ---------

                                           $      78      $       -       $      -       $      78
                                           =========      =========       ========       =========

                                   (Continued)

                                                                             48.

                          FIRST FINANCIAL BANCORP, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           December 31, 1996 and 1995


NOTE 2 - SECURITIES (Continued)

Contractual maturities of debt securities at December 31, 1996 were as follows. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                          Securities                     Securities
                                                       Held-to-Maturity              Available-for-Sale
                                                   ------------------------       ------------------------
                                                   Amortized         Fair         Amortized        Fair
             (Dollars in thousands)                  Cost            Value          Cost           Value
                                                     ----            -----          ----           -----
         Due in one year or less                   $      78      $      78       $  1,347       $   1,347
         Due from one to five years                        -              -          2,797           2,742
         Due after ten years                               -              -            200             195
         Equity securities                                 -              -            388             495
                                                   ---------      ---------       --------       ---------

                                                   $      78      $      78       $  4,732       $   4,779
                                                   =========      =========       ========       =========

Proceeds from sales of securities available-for-sale during 1996 were $3,744,000 which resulted in gross losses of $415,000.

Securities with an amortized cost of $1,200,000 at December 31, 1996 were pledged to secure certain deposit accounts in excess of federal deposit insurance limits and for other purposes.


NOTE 3 - MORTGAGE-BACKED SECURITIES

The amortized cost and fair value of mortgage-backed securities available-for-sale and held-to-maturity are as follows at December 31, 1996:

                                                                    Gross          Gross
                                                   Amortized      Unrealized     Unrealized        Fair
          (Dollars in thousands)                     Cost           Gains          Losses          Value
                                                     ----           -----          ------          -----
         Available-for-sale
              FHLMC                                $   1,121      $       -       $     27       $   1,094
              FNMA                                     1,824              -             73           1,751
              GNMA                                     4,362              5             85           4,282
              Collateralized mortgage
                obligations                            2,070              -             61           2,009
                                                   ---------      ---------       --------       ---------

                                                   $   9,377      $       5       $    246       $   9,136
                                                   =========      =========       ========       =========

         Held-to-maturity
              FNMA                                 $     278      $       -       $      8       $     270
              Collateralized mortgage
                obligations                              779              -             39             740
                                                   ---------      ---------       --------       ---------

                                                   $   1,057      $       -       $     47       $   1,010
                                                   =========      =========       ========       =========


                                   (Continued)

                                                                             49.

                          FIRST FINANCIAL BANCORP, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           December 31, 1996 and 1995


NOTE 3 - MORTGAGE-BACKED SECURITIES (Continued)

The carrying value of mortgage-backed and related securities are net of unamortized premiums of $266,000 and unaccreted discounts of $33,000 at December 31, 1996.

Mortgage-backed securities with an amortized cost of $5,667,000 were pledged to secure certain deposit accounts in excess of federal deposit insurance limits and for other purposes.


NOTE 4 - LOANS RECEIVABLE, NET

Loans receivable at December 31, 1996 are summarized as follows (dollars in thousands):

         First mortgage loans
             One-to-four-family residential                        $    60,209
             Other                                                       5,279
                                                                   -----------
                  Total first mortgage loans                            65,488

         Home equity lines of credit                                     4,703
         Credit card receivables                                         1,006
         Other lines of credit                                             286
         Auto loans                                                      1,360
         Other consumer loans                                            1,802
                                                                   -----------
             Total loans receivable                                     74,645
                                                                   ===========
             Less:
                  Loans in process                                         197
                  Allowance for loan losses                                468
                  Unearned discounts, premiums, and
                    deferred loan origination fees, net                    165
                                                                   -----------
                                                                           830
                                                                   -----------
                                                                   $    73,815
                                                                   ===========

At December 31, 1996, the Company has no loans that were classified as impaired. The principal balance of loans for which the accrual of interest had been discontinued totaled $143,000.

                                   (Continued)

                                                                             50.

                          FIRST FINANCIAL BANCORP, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           December 31, 1996 and 1995


NOTE 4 - LOANS RECEIVABLE, NET (Continued)

Activity in the allowance for loan losses for the years ended December 31 is summarized as follows:

             (Dollars in thousands)                       1996         1995
                                                          ----         ----
         Allowance for loan losses
             Balance at beginning of year              $     330    $     310
             Provision charged to income                     182           39
             Loan charge-offs                                (44)         (19)
             Loan recoveries                                   -            -
                                                       ---------    ---------

                  Balance at end of year               $     468    $     330
                                                       =========    =========

Loans are made, in the normal course of business, to executive officers and directors of the Company. The terms of these loans, including interest rates and collateral, are similar to those prevailing for comparable transactions and management believes these loans do not involve more than the normal risk of collectibility. Loans outstanding to related parties at December 31, 1996 total $105,000.


NOTE 5 - SECONDARY MORTGAGE MARKET OPERATIONS

The Company's financial data with respect to its secondary mortgage market operations at and for the years ended December 31 is summarized as follows:

             (Dollars in thousands)                       1996         1995
                                                          ----         ----
         Revenues (direct)
             Gain on sales of loans                    $      87    $     138
             Reduction in unrealized loss
               on loans held for sale                          -           19
             Servicing fees on loans sold                    150          155
                                                       ---------    ---------

                                                       $     237    $     312
                                                       =========    =========

         Identifiable expenses (direct)
             Amortization of mortgage servicing
               rights                                  $      32    $      19
             Servicing fees on loans sold                      1            2
                                                       ---------    ---------

                                                       $      33    $      21
                                                       =========    =========

         Identifiable asset (direct)
             Mortgage servicing rights                 $      87    $      88
                                                       =========    =========


                                   (Continued)

                                                                             51.

                          FIRST FINANCIAL BANCORP, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           December 31, 1996 and 1995


NOTE 5 - SECONDARY MORTGAGE MARKET OPERATIONS (Continued)

Mortgage loans serviced for others are not included in the accompanying consolidated statement of financial condition. Mortgage loans serviced are primarily for Federal Home Loan Mortgage Corporation and Federal National Mortgage Association. The unpaid principal balances on these loans at December 31 are summarized as follows:

             (Dollars in thousands)                        1996           1995
                                                           ----           ----
         Sold with recourse                            $     1,583    $     2,122
         Sold without recourse                              51,019         53,632
                                                       -----------    -----------

                                                       $    52,602    $    55,754
                                                       ===========    ===========

Custodial escrow balances maintained in connection with the foregoing loan servicing were $533,000 and $685,000 at December 31, 1996 and 1995, respectively.

Activity in net mortgage servicing rights for the years ended December 31 is summarized as follows:

             (Dollars in thousands)                       1996         1995
                                                          ----         ----
         Net balance at beginning of year              $      88    $      24
         Adoption of SFAS No. 122                              -           78
         Additions                                            31            5
         Amortization                                        (17)         (19)
         Provision for impairment                            (15)           -
                                                       ---------    ---------

         Net balance at end of year                    $      87    $      88
                                                       =========    =========


NOTE 6 - PREMISES AND EQUIPMENT

Premises and equipment at December 31, 1996 are summarized as follows (dollars in thousands):


         Land                                                       $      684
         Office buildings and improvements                                 786
         Furniture, fixtures, and equipment                                771
                                                                    ----------
                                                                         2,241
         Less accumulated depreciation                                     855
                                                                    ----------

                                                                    $    1,386
                                                                    ==========


                                   (Continued)

                                                                             52.

                          FIRST FINANCIAL BANCORP, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           December 31, 1996 and 1995


NOTE 7 - DEPOSIT ACCOUNTS

Deposit accounts at December 31, 1996 are summarized as follows (dollars in thousands):

         Negotiable orders of withdrawal (NOW) accounts
             Non-interest-bearing                                   $     1,675
             Interest-bearing                                             4,913
         Passbook and club accounts                                       8,830
         Money market deposit accounts                                    7,053
         Certificates of deposit                                         43,367
                                                                    -----------

                                                                    $    65,838
                                                                    ===========

The aggregate amount of jumbo certificates of deposit with a minimum denomination of $100,000 was $7,477,000 at December 31, 1996.

At December 31, 1996, the scheduled maturities of certificates of deposit are as follows:

         1997                                                       $    23,744
         1998                                                             4,075
         1999                                                             5,490
         2000                                                             8,304
         2001 and thereafter                                              1,754
                                                                    -----------

                                                                    $    43,367
                                                                    ===========


NOTE 8 - ADVANCES FROM FEDERAL HOME LOAN BANK (FHLB)

FHLB advances at December 31, 1996 are summarized as follows (dollars in thousands):

                                                       Weighted
                                                       Interest        Amount
                                                         Rate        Outstanding
                                                         ----        -----------
         Advances from Federal Home Loan
           Bank
             Fixed rate due in
                  1997                                    5.70%     $     8,000
                  1998                                    6.00           10,700
             Variable rate
                  Open line                               6.94            1,750
                                                       -------      -----------

                                                          5.96%     $    20,450
                                                       =======      ===========


NOTE 8 - ADVANCES FROM FEDERAL HOME LOAN BANK (FHLB) (Continued)


                                   (Continued)

                                                                             53.

                          FIRST FINANCIAL BANCORP, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           December 31, 1996 and 1995


The Company adopted a collateral pledge agreement and agreed to keep on hand, free of all other pledges, liens, and encumbrances, first mortgages with unpaid principal balances aggregating no less than 167% of the outstanding secured advances from the Federal Home Loan Bank. All stock in the Federal Home Loan Bank of Chicago is also pledged as additional collateral for advances.


NOTE 9 - INCOME TAXES

The provision (benefit) for income taxes for the years ended December 31 is summarized as follows (dollars in thousands):

                                                            1996        1995
                                                            ----        ----
          Current                                        $     (88)   $      76
          Deferred                                              18          (42)
          Change in valuation allowance                        (32)           2
                                                         ---------    ---------

                                                         $    (102)   $      36
                                                         =========    =========

A reconciliation of income taxes computed at the statutory federal income tax rate to actual income taxes recorded above for the years ended December 31 is summarized as follows:

                                                                    1996          1995
                                                                    ----          ----

         Statutory federal income tax rate                         (34.0)%         34.0%
         Credit for reduction of taxes previously
           accrued for deductions claimed on
           the prior federal income tax returns
           of the Bank                                                 -          (20.5)
         Tax-exempt income and officers'
           life insurance                                            (.2)          (8.4)
         Other, net                                                 (5.0)           0.2
                                                                  ------         ------

                                                                   (39.2)%          5.3%
                                                                  ======         ======

No state income taxes were recorded in 1996 and 1995 as a result of excess qualifying U.S. government interest, which is tax-exempt under Illinois statutes.

                                   (Continued)

                                                                             54.

                          FIRST FINANCIAL BANCORP, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           December 31, 1996 and 1995


NOTE 9 - INCOME TAXES (Continued)

The provision for income taxes for the year ended December 31, 1995 includes credits of $140,000 for a reduction of income taxes previously accrued for deductions claimed in prior federal income tax returns filed by the Bank. These deductions were not recognized for financial reporting purposes, since the deductions were based upon issues that had not yet been settled by the IRS in tax court. The tax credits, along with credits for interest previously accrued on the prior tax return of $27,000 for the year ended December 31, 1995, were recorded in income only after the statute of limitations had expired on the prior returns.

The tax effects of existing temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 1996 are summarized as follows (dollars in thousands):

         Deferred tax assets
             Unrealized loss on securities available-for-sale        $      69
             Deferred loan origination fees                                 38
             Bad debt deduction                                            104
             Deferred compensation                                          69
             Unrealized gain on loans held for sale                         12
             Illinois net operating loss carryforwards                      38
                                                                     ---------
                                                                           330
             Valuation allowance                                           (38)
                                                                     ---------
                                                                           292

         Deferred tax liabilities
             Depreciation                                                   26
             FHLB stock dividends, net                                      33
             Mortgage servicing rights                                      36
             Other                                                          33
                                                                     ---------
                                                                           128
                                                                     ---------

                  Net deferred tax assets                            $     164
                                                                     =========

Management has recorded a valuation allowance to reduce deferred tax assets to the amount which it estimates will be realized. The Illinois net operating losses of approximately $814,000 expire in years 2000 through 2011.

The Bank has qualified under provisions of the Internal Revenue Code which permit it to deduct from taxable income a provision for bad debts which differs from the provision charged to income on the financial statements. Tax legislation passed in August 1996 now requires all thrift institutions to deduct a provision for bad debts for tax purposes based on actual loss experience and recapture the excess bad debt reserve accumulated in the tax years after 1987. The related amount of deferred tax liability which must be recaptured is $172,000 and is payable over a six-year period beginning no later than 1998. Retained earnings at December 31, 1996 includes approximately $1,181,000, consisting of bad debt deductions accumulated prior to 1987, for which no deferred federal income tax liability has been recognized.

                                   (Continued)

                                                                             55.

                          FIRST FINANCIAL BANCORP, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           December 31, 1996 and 1995


NOTE 10 - BENEFIT PLANS

     Profit-sharing plan:

     The Company has a profit-sharing plan which meets the qualifications of
         Section 401(k) of the Internal Revenue Code (Code). Under the Plan, employees 21 years of age or older with one year of service and 1,000 hours of service during that period may make pre-tax contributions up to applicable limits under the Code. Employees are 100% vested in their contributions. Contributions by the Company are discretionary. Discretionary employer contributions vest at a rate of 20% per year beginning on the third year of service by an employee. Contributions totaled $9,000 and $41,000 in 1996 and 1995, respectively.

     Employee stock ownership plan:

     The Company has an employee stock ownership plan (ESOP) that covers employees 21 years of age or older with one year of service and 1,000 hours of service during that period. The ESOP borrowed $271,000 from the Company to purchase 33,903 shares of the Company's stock at $8.00 per share on October 1, 1993. The Company has agreed to make scheduled contributions to the ESOP sufficient to service the amount borrowed by the ESOP. Contributions made to the ESOP totaled $64,000 in 1996 and 1995. Compensation expense recognized on the ESOP amounted to $107,000 and $113,000 in 1996 and 1995, respectively. Unearned ESOP shares totaling 11,868, with a carrying amount and approximate fair value of $95,000 and $188,000, respectively, are reported as a reduction of stockholders' equity in the consolidated statement of financial condition at December 31, 1996.

     The ESOP shares were as follows:

                                                                 1996
                                                                 ----
                                     Allocated                  15,255
                                     Committed to be released    6,780
                                     Suspense shares            11,868

                                          Total                 33,903

     Stock option plans:

     The Company has two stock option plans which grant options to individuals to purchase common stock of the Company at a price equal to the fair market value at the date of grant, subject to the terms and conditions of the plans. The term of stock options will not exceed ten years from the date of grant.




NOTE 10 - BENEFIT PLANS (Continued)

         38,747 shares have been authorized under the incentive stock option plan for employees, and the



                                   (Continued)

                                                                             56.

                          FIRST FINANCIAL BANCORP, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           December 31, 1996 and 1995


          options are exercisable on a cumulative basis in equal installments at a rate of 20% per year commencing one year from the date of grant. On October 1, 1993, 36,499 options were granted under the plan to employees at an exercise price of $8.00 per share. 9,687 shares have been authorized under the stock option plan for outside directors, and the options are exercisable on the date of grant. On October 1, 1993, 5,861 options were granted under the plan to outside directors at an exercise price of $8.00 per share. During 1995 and 1996, additional options were granted to employees under the plan. Information about option grants are as follows:

                                                                            Weighted
                                                                            Average
                                                            Exercise       Number of
                                                                         Options Price
                                                                         -------------
              Outstanding at January 1, 1995                  39,130     $      8.000
              Granted                                          1,000           15.625
              Exercised                                      (13,518)           8.000
              Forfeited                                         (168)           8.000
                                                          ----------     ------------
              Outstanding at December 31, 1995                26,444            8.290

              Granted                                          2,400           15.500
              Exercised                                       (8,512)           8.000
              Forfeited                                       (6,358)           8.000
                                                          ----------     ------------

              Outstanding at December 31, 1996                13,974     $      9.830
                                                          ==========     ============

         Options granted and exercisable at December 31, 1996 are 10,245 at a weighted average price of $9.06.

         The Company accounts for its stock option plan under Accounting Principle Board Opinion (APBO) No. 25, "Accounting for Stock Issued to Employees". Accordingly, no compensation expense has been recognized for the 1996 stock option plan in the financial statements. Statement of Financial Accounting Standards (SFAS) No. 123, "Accounting for Stock Based Compensation", became effective for the first time in 1996. This statement prescribes new methods for determining compensation expense under stock option plans, but allows corporations to use APBO No. 25 if they provide pro forma information computed under the new standard. Had compensation cost been computed under the methodology contained in SFAS No. 123, net income would have been reduced by approximately $5,580 and $916 for 1996 and 1995, respectively, with no effect on earnings per share. In future years, the pro forma effect of not applying the standard is expected to increase as additional options are granted. The weighted average fair value of the options granted during 1995 and 1996 is estimated at $4.49 and $4.58, respectively, on the date of grant using the Black-Scholes option value model with the following assumptions: dividend yield of 0, a risk free interest rate of 6.5%, an assumed forfeiture rate of 0%, and an average life of five years.

                                   (Continued)

                                                                             57.

                          FIRST FINANCIAL BANCORP, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           December 31, 1996 and 1995


NOTE 10 - BENEFIT PLANS (Continued)

     Management recognition and retention plans and trusts:

     The Company has two management recognition and retention plans and trusts
         (RRPs) as a method of providing officers and outside directors with a proprietary interest in the Company. Such awards are to be earned by the individuals, subject to terms of the RRPs. Stock awarded under the plans will vest on a cumulative basis in equal installments at a rate of 33-1/3% per year commencing one year from the date of grant or as specified by plan trustees. The number of shares purchased by the RRPs totaled 19,374 shares. On October 1, 1993, 18,471 shares were granted to officers and outside directors. The costs of the awards are amortized on the straight-line basis over their three-year terms. Compensation expense under these plans amounted to $9,000 and $81,000 in 1996 and 1995, respectively.

     Salary continuation agreements:

     The Company has entered into approved non-qualified, unfunded salary continuation agreements with two key executives, which provide for benefits upon retirement at age 65 or thereafter. The present value of the estimated liability under these agreements will be accrued over the remaining periods of active employment. To provide for the repayment of these deferred compensation benefits, the Company has purchased life insurance policies covering the key executives. The proceeds of cash surrender value of the policies are targeted to provide the benefits under the deferred compensation agreements. The Company is the owner and beneficiary of these policies which provide for death benefits totaling $1,016,000. The cash surrender value of the policies was approximately $63,000 at December 31, 1996. In 1995, the Company recognized $193,000 in net death benefits on a policy covering its then president and C.E.O., David L. Beasley. The estimated liability under these agreements totaled $177,000 at December 31, 1996. Compensation expense under these agreements amounted to $(21,000) and $183,000 in 1996 and 1995, respectively. The 1996 expense was reduced by $32,000 due to the reversal of an accrued liability for two employees no longer with the Company. The 1995 expense includes a charge of $164,000 to recognize the Company's liability under the plan to Mr. Beasley's beneficiary as the benefits became fully vested upon his death.


NOTE 11 - REGULATORY MATTERS

The Bank is subject to regulatory capital requirements administered by federal regulatory agencies. Capital adequacy guidelines and prompt corrective action regulations involve quantitative measures of assets, liabilities, and certain off-balance-sheet items calculated under regulatory accounting practices. Capital amounts and classifications are also subject to qualitative judgments by regulators about components, risk weightings, and other factors, and the regulators can lower classifications in certain cases. Failure to meet various capital

                                   (Continued)

                                                                             58.

                          FIRST FINANCIAL BANCORP, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           December 31, 1996 and 1995


NOTE 11 - REGULATORY MATTERS (Continued)

requirements can initiate regulatory action that could have a direct material effect on the financial statements.

The prompt corrective action regulations provide five classifications, including well capitalized, adequately capitalized, undercapitalized, significantly undercapitalized, and critically undercapitalized, although these terms are not used to represent overall financial condition. If adequately capitalized, regulatory approval is required to accept brokered deposits. If undercapitalized, capital distributions are limited, as is asset growth and expansion, and plans for capital restoration are required. The minimum requirements are:

                                                Capital to Risk-
                                                Weighted Assets            Tier 1 Capital
                                                ---------------             to Adjusted
                                            Total            Tier 1         Total Assets
                                            -----            ------         ------------
         Well capitalized                    10%               6%                5%
         Adequately capitalized               8%               4%                4%
         Undercapitalized                     6%               3%                3%

At year-end, the Bank was categorized as well capitalized. Actual capital levels (in millions) and minimum required levels were:

                                                                                               Minimum Required
                                                                                                  to be Well
                                                                         Minimum Required      Capitalized Under
                                                                            for Capital        Prompt Corrective
                                                         Actual          Adequacy Purposes    Action Regulations
                                                         ------          -----------------    ------------------
                                                   Amount     Ratio      Amount     Ratio      Amount     Ratio
                                                   ------     -----      ------     -----      ------     -----
1996

Total capital (to risk-weighted assets)            $  7.4     14.3%      $  4.1      8.0%      $  5.2     10.0%
Tier 1 (core) capital (to risk-weighted
  assets)                                          $  6.9     13.4%      $  2.1      4.0%      $  3.1      6.0%
Tier 1 (core) capital (to adjusted total
  assets)                                          $  6.9      7.3%      $  2.8      3.0%      $  4.7      5.0%
Tier 1 capital to average assets                   $  6.9      7.6%      $  3.6      4.0%      $  4.5      5.0%
Tangible capital (to adjusted total
  assets)                                          $  6.9      7.3%      $  1.4      1.5%         N/A      N/A

On October 1, 1993, the Bank converted from a federally-chartered mutual savings and loan association to a federally-chartered stock savings bank subsidiary of First Financial Bancorp, Inc. (Company), a newly formed and registered savings bank holding company. The Company issued 484,338 shares of common stock at $8.00 per share. The net proceeds, after deducting conversion expenses of $401,000, were $3,473,000 and were recorded as common stock and additional paid-in capital in the consolidated statement of financial condition. The Company used $2,200,000 of the net proceeds to acquire all the common stock of the Bank.


                                   (Continued)

                                                                             59.

                          FIRST FINANCIAL BANCORP, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           December 31, 1996 and 1995


NOTE 11 - REGULATORY MATTERS (Continued)

Federal regulations require the Bank to comply with a Qualified Thrift Lender
(QTL) test which requires that 65% of assets be maintained in housing-related finance and other specified assets. IF the QTL test is not met, limits are placed on growth, branching, new investments, FHLB advances, and dividends, or the institution must convert to a commercial bank charter. Management considers the QTL test to have been met.

As part of the conversion, the Bank established a liquidation account for the benefit of eligible depositors as of December 31, 1992, the eligibility record date, who continue to maintain deposits in the Bank after the conversion. The initial balance of the liquidation account was equal to the retained earnings of the Bank as of December 31, 1992. In the unlikely event of a complete liquidation of the Bank, each eligible account holder would receive from the liquidation account, a liquidation distribution based on their proportionate share of the then total remaining qualifying deposits, prior to any distribution with respect to the Bank's capital stock.


NOTE 12 - FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK,
  COMMITMENTS, AND CONTINGENCIES

The Company is a party to financial instruments with off-balance-sheet risk in the normal course of business to meet the financing needs of its customers and to reduce its own exposure to fluctuations in interest rates. These financial instruments include commitments to extend credit and previously approved unused lines of credit. Those instruments involve, to varying degrees, elements of credit and interest-rate risk in excess of the amount recognized in the statement of financial condition.

The Company's exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit and previously approved unused lines of credit is represented by the contractual amount of those instruments. The Company uses the same credit policies in making commitments and conditional obligations as it does for loans recorded in the statement of financial condition. Financial instruments whose contract amounts represent credit risk at December 31, 1996 are summarized as follows (in thousands):

         Commitment to originate loans; rates range
           from 7.375% to 8.305%                                    $     648
         Unused lines of credit                                         5,120
         Standby letters of credit                                         32

                                   (Continued)

                                                                             60.

                          FIRST FINANCIAL BANCORP, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           December 31, 1996 and 1995


NOTE 12 - FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK,
  COMMITMENTS, AND CONTINGENCIES (Continued)

At December 31, 1996, the Company serviced mortgage loans with unpaid principal balances of $1,583,000 which were sold under agreements for which the buyers have recourse options. The Company does not anticipate any significant losses as a result of these agreements.

The deposits of savings institutions are presently insured by the Savings Association Insurance Fund (SAIF), which, along with the Bank Insurance Fund
(BIF), is one of the two insurance funds administered by the Federal Deposit Insurance Corporation (FDIC). Due to the inadequate capitalization of SAIF, a recapitalization plan was signed into law on September 30, 1996 which required a special assessment of approximately .65% of all SAIF-insured deposit balances as of March 31, 1995. The Bank's assessment of approximately $417,000 is reflected in the 1996 statement of income.


NOTE 13 - FAIR VALUES OF FINANCIAL INSTRUMENTS

Corporations are required to disclose fair value information about their financial instruments. SFAS No. 107 defines the fair value of a financial instrument as the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. The methods and assumptions used to determine fair values for each class of financial instruments are presented below:

The estimated fair value for cash and cash equivalents, interest-bearing deposits with financial institutions, Federal Home Loan Bank stock, accrued interest receivable, NOW, money market and savings deposits, short-term borrowings, and accrued interest payable are considered to approximate their carrying values. The estimated fair value for securities available-for-sale and securities held-to-maturity are based on quoted market values for the individual securities or for equivalent securities. The estimated fair value for loans is based on estimates of the rate the Company would charge for similar loans at December 31, 1996 applied for the time period until estimated payment. The estimated fair value of certificates of deposit is based on estimates of the rate the Company would pay on such deposits at December 31, 1996 applied for the time period until maturity. The estimated fair value of Federal Home Loan Bank advances is based on the estimate of the rate the Company would pay for such advances at December 31, 1996 for a time period until maturity. Loan commitments are not included in the table below as their estimated fair value is immaterial.

                                   (Continued)

                                                                             61.

                          FIRST FINANCIAL BANCORP, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           December 31, 1996 and 1995


NOTE 13 - FAIR VALUES OF FINANCIAL INSTRUMENTS (Continued)

                                                                       Approximate     Estimated
                                                                        Carrying         Fair
               (Dollars in thousands)                                     Value          Value
                                                                          -----          -----
         Financial Instrument Assets
              Cash on hand and in banks                                $    1,652     $     1,652
              Securities available-for-sale                                 4,779           4,779
              Securities held-to-maturity                                      78              78
              Mortgage-backed securities available-for-sale                 9,136           9,136
              Mortgage-backed securities held-to-maturity                   1,057           1,010
              Loans receivable, net                                        73,815          74,005
              Federal Home Loan Bank stock                                  1,148           1,148
              Accrued interest receivable                                     517             517

         Financial Instrument Liabilities
              NOW, money market, and passbook savings                      22,471          22,471
              Certificates of deposit                                      43,367          43,992
              Advances from Federal Home Loan Bank                         20,450          20,481
              Accrued interest payable                                        230             230

Other assets and liabilities of the Company that are not defined as financial instruments such as property and equipment, are not included in the above disclosures. Also not included are nonfinancial instruments typically not recognized in financial statements such as loan servicing rights, customer goodwill, and similar items.

While the above estimates are based on management's judgment of the most appropriate factors, there is no assurance that were the Company to have disposed of these items on December 31, 1996, the fair values would have been achieved, because the market value may differ depending on the circumstances. The estimated fair values at December 31, 1996 should not necessarily be considered to apply at subsequent dates.

NOTE 14 - FIRST FINANCIAL BANCORP, INC. (PARENT COMPANY)

Presented below are the parent company's condensed balance sheet, condensed statements of income, and condensed statements of cash flows:




                                   (Continued)

                                                                             62.

                          FIRST FINANCIAL BANCORP, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           December 31, 1996 and 1995


                             CONDENSED BALANCE SHEET

                                December 31, 1996
                                 (In thousands)


ASSETS
Cash and cash equivalents                                        $       177
Securities available-for-sale                                            269
Loans receivable for ESOP                                                119
Investment in subsidiary                                               6,740
Other assets                                                              34
                                                                 -----------

     Total assets                                                $     7,339
                                                                 ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
     Other liabilities                                           $        14
                                                                 -----------

Stockholders' equity
     Common stock                                                         51
     Additional paid-in capital                                        3,797
     Retained earnings                                                 5,075
     Treasury stock                                                   (1,350)
     Other                                                              (248)
                                                                 -----------
         Total stockholders' equity                                    7,325
                                                                 -----------

              Total liabilities and stockholders' equity         $     7,339
                                                                 ===========


                                   (Continued)

                                                                             63.

                          FIRST FINANCIAL BANCORP, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           December 31, 1996 and 1995


NOTE 14 - FIRST FINANCIAL BANCORP, INC. (PARENT COMPANY) (Continued)

                         CONDENSED STATEMENTS OF INCOME
                 For the years ended December 31, 1996 and 1995
                                 (In thousands)


                                                                    1996            1995
                                                                    ----            ----
Income
     Dividends from subsidiary                                   $         -    $       488
     Interest income                                                      12             15
     Other                                                                 -              9
                                                                 -----------    -----------
         Total income                                                     12            512

Expense
     Professional fees                                                    14             34
     Other                                                                31             39
                                                                 -----------    -----------
                                                                          45             73
                                                                 -----------    -----------


INCOME (LOSS) BEFORE INCOME TAX BENEFIT AND EQUITY
  IN UNDISTRIBUTED NET INCOME OF SUBSIDIARY                              (33)           439

Income tax benefit                                                       (11)           (17)
                                                                 -----------    -----------


INCOME (LOSS) BEFORE EQUITY IN UNDISTRIBUTED NET
  INCOME OF SUBSIDIARY                                                   (22)           456

Equity in undistributed net income (loss) of subsidiary                 (136)           192
                                                                 -----------    -----------


NET INCOME (LOSS)                                                $      (158)   $       648
                                                                 ===========    ===========



                                   (Continued)

                                                                             64.

                          FIRST FINANCIAL BANCORP, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           December 31, 1996 and 1995


NOTE 14 - FIRST FINANCIAL BANCORP, INC. (PARENT COMPANY) (Continued)

                      CONDENSED STATEMENTS OF CASH FLOWS
                For the years ended December 31, 1996 and 1995
                                 (In thousands)


                                                                                 1996          1995
                                                                                 ----          ----
CASH FLOWS FROM OPERATING ACTIVITIES
     Net income (loss)                                                      $      (158)   $       648
     Adjustments to reconcile net income (loss) to net
       cash provided by (used in) operating activities
         Equity in undistributed net income of subsidiary                           136           (192)
         Accretion of discounts on investment securities                                             -
         Increase (decrease) in other assets                                        (13)             3
         Increase (decrease) in other liabilities                                     -              3
                                                                            -----------    -----------
              Net cash (used in) provided by  operating activities                  (35)           462

CASH FLOWS FROM INVESTING ACTIVITIES
     Purchases of securities available-for-sale                                    (106)             -
     Proceeds from sales of securities available-for-sale                                            -
     Proceeds from maturities of securities available-for-sale                                       -
     Principal collected on loan for ESOP                                            54             51
                                                                            -----------    -----------
         Net cash (used in) provided by investing activities                        (52)            51

CASH FLOWS FROM FINANCING ACTIVITIES
     Net proceeds from sale of common stock                                           -              -
     Proceeds from exercised stock options                                           68            108
     Purchase of treasury stock                                                    (890)          (440)
                                                                            -----------    -----------
         Net cash used in financing activities                                     (822)          (332)
                                                                            -----------    -----------

Increase (decrease) in cash and cash equivalents                                   (909)           181

Cash and cash equivalents at beginning of year                                    1,086            905
                                                                            -----------    -----------

CASH AND CASH EQUIVALENTS AT END OF YEAR                                    $       177    $     1,086
                                                                            ===========    ===========


                                   (Continued)

                                                                             65.

b).  Proforma Financial Statements

                             BLACKHAWK BANCORP, INC.
                             Combining Balance Sheet
                                 March 31, 1996

                                                                                 Pro Forma
                                                                                Adjustments                          Pro Forma
ASSETS                                                        Historical           FFBI              Other            Results
Cash and cash equivalents                                        8,986              4,136 (1)           310            13,432
Federal funds sold and other short-term investments              3,828                  0                 0             3,828
Securities:
    Held-to-maturity                                            26,364                618 (1)        (4,000)           22,982
    Available-for-sale                                          15,944             20,437                 0            36,381
Loans, net of allowance for loan losses                        134,833             53,037                 0           187,870
Bank premises and equipment, net                                 4,359              2,507                 0             6,866
Other assets                                                     6,747              1,382 (1)         4,972            13,101
         TOTAL ASSETS                                          201,061             82,117             1,282           284,460

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES:
Deposits:
    Non-interest bearing                                        17,558                  0                 0            17,558
    Interest bearing                                           141,059             67,421                 0           208,480
        TOTAL DEPOSITS                                         158,617             67,421                 0           226,038

Borrowed funds:
    Short-term borrowings                                        8,110                  0                 0             8,110
    Long-term borrowings                                         7,850              6,350 (1)         9,000            23,200
        TOTAL BORROWED FUNDS                                    15,960              6,350             9,000            31,310
    Other liabilities                                            3,062                628                 0             3,690
        TOTAL LIABILITIES                                      177,639             74,399             9,000           261,038

STOCKHOLDERS' EQUITY:
Preferred stock                                                      0                  0                 0                 0
Common stock                                                        23                 51 (1)           (51)               23
Additional paid in capital                                       7,030              3,893 (1)        (3,893)            7,030
Retained earnings                                               16,282              5,269 (1)        (5,269)           16,282
Other equity                                                        87             (1,495)(1)         1,495                87

        TOTAL STOCKHOLDERS' EQUITY                              23,422              7,718            (7,718)           23,422
        TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY             201,061             82,117             1,282           284,460



                                                                             66.

                             BLACKHAWK BANCORP, INC.
                           Combining Income Statement
                        Three Months Ended March 31, 1998

                                                                                 Pro Forma
                                                                                Adjustments                          Pro Forma
                                                              Historical           FFBI              Other            Results
INTEREST INCOME:
Interest and fees on loans                                        3,179             1,105                 0               4,284
Interest on securities:
    Taxable                                                         550               308 (2)           (50)                808
    Exempt from Federal income taxes                                 47                 0                 0                  47
Interest on federal funds sold and other
short-term investments                                               90                49                 0                 139
        TOTAL INTEREST INCOME                                     3,866             1,462               (50)              5,278

INTEREST EXPENSE:
Interest on deposits                                              1,606               711                 0               2,317
Interest on short-term borrowings                                   120                 0                 0                 120
Interest on long-term borrowings                                    104               118 (2)           164                 386
        TOTAL INTEREST EXPENSE                                    1,830               829               164               2,823
        NET INTEREST INCOME                                       2,036               633              (214)              2,455
Provision for loan losses                                            56                24                 0                  80
        NET INTEREST INCOME AFTER PROVISION FOR
LOAN LOSSES                                                       1,980               609              (214)              2,375

OTHER OPERATING INCOME:
Service fees                                                        232                55                 0                 287
Other income                                                        279               139                 0                 418
        TOTAL OTHER OPERATING INCOME                                511               194                 0                 705
OTHER OPERATING EXPENSES:
Salaries and wages                                                  919               346                 0               1,265
Occupancy expense of bank premises                                  146                89                 0                 235
Furniture and equipment                                             101                 0                 0                 101
Data processing                                                     141                19                 0                 160
Other operating expenses                                            443               245 (3)            83                 771
        TOTAL OTHER OPERATING EXPENSES                            1,750               699                83               2,532
        INCOME BEFORE INCOME TAXES                                  741               104              (297)                548
Provision for income taxes                                          252                34 (4)          (117)                169
        NET INCOME                                                  489                70              (180)                379
        NET INCOME PER SHARE                                       0.19              0.03             (0.07)               0.15
        DIVIDENDS PER SHARE                                        0.11                                                    0.11


                                                                             67.

                             BLACKHAWK BANCORP, INC.
                           Combining Income Statement
                       Twelve Months Ended March 31, 1998

                                                                          Pro Forma
                                                                         Adjustments                              Pro Forma
                                                       Historical           FFBI              Other                Results
INTEREST INCOME:
Interest and fees on loans                               11,597            5,091                   0               16,688
Interest on securities:
    Taxable                                               2,433            1,079 (2)            (200)               3,312
    Exempt from Federal income taxes                        152                0                   0                  152
Interest on federal funds sold and other
short-term investments                                      126              168                   0                  294
        TOTAL INTEREST INCOME                            14,308            6,338                (200)              20,446

INTEREST EXPENSE:
Interest on deposits                                      5,931            2,997                   0                8,928
Interest on short-term borrowings                           612                0                   0                  612
Interest on long-term borrowings                            177              754 (2)             657                1,588
        TOTAL INTEREST EXPENSE                            6,720            3,751                 657               11,128
        NET INTEREST INCOME                               7,588            2,587                (857)               9,318
Provision for loan losses                                   192               88                   0                  280
        NET INTEREST INCOME AFTER
PROVISION FOR LOAN LOSSES                                 7,396            2,499                (857)               9,038

OTHER OPERATING INCOME:


Service fees                                                897              208                   0                1,105
Other income                                                639               83                   0                  722
        TOTAL OTHER OPERATING INCOME                      1,536              291                   0                1,827

OTHER OPERATING EXPENSES:
Salaries and wages                                        3,067            1,270                   0                4,337
Occupancy expense of bank premises                          426              307                   0                  733
Furniture and equipment                                     329                0                   0                  329
Data processing                                             445              250                   0                  695
Federal deposit insurance premiums                           32               34                   0                   66
Other operating expenses                                  1,610              757                 331                2,698
        TOTAL OTHER OPERATING EXPENSES                    5,909            2,618                 331                8,858
        INCOME BEFORE INCOME TAXES                        3,023              172              (1,188)               2,007
Provision for income taxes                                1,067               48                (469)                 646
        NET INCOME                                        1,956              124                (719)               1,361
        NET INCOME PER SHARE                               0.86             0.05               (0.31)                0.60


                                                                             68.

                             BLACKHAWK BANCORP, INC.
                   Notes to Pro Forma Combining Balance Sheet
                       And Combining Statements of Income

(1) Reflect the consideration paid of $12,690,000, which is to come from both securities held by and borrowings made by the Company plus the elimination of the equity in First Financial and the recording of intangibles as required by purchase method accounting.
(2) Reflect the elimination of interest on taxable securities, based on an average yield of 5.0% and additional interest expense incurred, based on an average rate of 7.3%.
(3) Reflect the amortization of core deposit intangibles and other goodwill. The average life of these intangibles is 15 years.
(4) Reflect the income tax benefit due to reduced interest income and increased interest expense. An effective rate of 39.5% is used.






















                                                                             69.

                                 Signature Page


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             Blackhawk Bancorp, Inc.


DATE: May 19, 1998

By: /s/ Jesse L. Calkins
    -------------------------------
    Jesse L. Calkins
    Senior Vice President and Chief Financial Officer
















                                                                             70.

                                Index to Exhibits

Exhibit                                                            Filed
No.           Description                                         Herewith

2.1          Agreement of Merger by and Among                        X
             Blackhawk Bancorp, Inc., Blackhawk
             Acquisition Corp. and First Financial
             Bancorp, Inc.